UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  November 30, 2011

Date of reporting period:  November 30, 2011

Item 1. Reports to Stockholders.

PIA Funds

– PIA BBB Bond Fund
Managed Account Completion Shares (MACS)

– PIA MBS Bond Fund
Managed Account Completion Shares (MACS)

Annual Report

November 30, 2011

PIA Funds

Dear Shareholder:

We are pleased to provide you with this annual report for the twelve month period ended November 30, 2011 regarding the following series of the PIA Mutual Funds for which Pacific Income Advisers, Inc. (PIA) is the adviser: the PIA BBB Bond Fund and the PIA MBS Bond Fund.

During the 12 months ended November 30, 2011, the total returns, including the reinvestment of dividends and capital gains, were as follows:

PIA BBB Bond Fund	5.88%
PIA MBS Bond Fund	4.32%

PIA BBB Bond Fund
The return of the PIA BBB Bond Fund for the twelve month period ended November 30, 2011 was slightly higher than the Barclays Capital U.S. Credit Baa Bond Index return of 5.81% and higher than the Barclays Capital U.S. Baa Corporate Index return of 5.48%. The Fund has a strategy of using a broad diversification of BBB rated issuers, industry sectors and range of maturities. The bonds held in the Fund represent over 130 different issuers.  The holdings in the industrial sector had the most positive effect on the performance.

PIA MBS Bond Fund
The return of the PIA MBS Bond Fund for the twelve month period ended November 30, 2011 was lower than the Barclays Capital U.S. MBS Fixed Rate Index return of 4.97%. The Fund has a broad diversification of coupon and sector selection. Increased volatility on specific MBS pools, a shorter maturity structure and an overweight in higher coupon pools during a period of declining interest rates resulted in the Fund underperforming its benchmark.

The Gross Domestic Product’s (GDP) annual rate of growth was a relatively anemic 0.4% for the first quarter and increased to a mere +2.0% during the third quarter. Total year over year GDP through September registered a meager 1.5% compared to 3.1% for the entire year of 2010. The housing sector and employment remained weak. Budget deficits and fiscal responsibility are at a standstill. In keeping with the slow economy and high unemployment, the Federal Reserve maintained its easier monetary policy by keeping the Federal Funds Rate close to zero. Inflation, as measured by the Consumer Price Index, registered 3.5% year over year at October 2011, up from 1.2% for the same period a year ago.

Yields on 5-year Treasury notes and 30-year Treasury bonds declined by 105 and 128 basis points (bp), respectively, from December 31, 2010 through November 30, 2011. Yields on 6 month and one year Treasuries were relatively unchanged. The slow economy, volatile stock market, European sovereign risk, and purchases by the Fed helped the bond market.

Interest rate spreads on BBB rated bonds over Treasuries widened during the period from 203 bp to 284 bp.  However, spreads on Agency Mortgage-Backed Securities fared much better and were relatively unchanged at 198 bp.

We believe that the PIA BBB Bond Fund and the PIA MBS Bond Fund provide our clients with a means of efficiently investing in a broadly diversified portfolio of BBB rated bonds and agency mortgage-backed bonds, respectively.

PIA Funds

Please take a moment to review the Funds’ statements of assets and the results of operations for the twelve month period ended November 30, 2011. We look forward to reporting to you again with the semi-annual report dated May 31, 2012.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers, Inc.

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Funds may also use options, futures contracts, and swaps, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency rates.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the Prospectus.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer's financial condition and profit potential. Bond rating services are provided by Standard & Poor's, Moody's Investors Service, and Fitch Investors Service. Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Diversification does not assure a profit or protect against risk in a declining market.

The Barclays Capital U.S. Credit Baa Bond Index is an unmanaged index consisting of bonds rated Baa. The issues must be publicly traded and meet certain maturity and issue size requirements. Bonds are represented by the Industrial, Utility, Finance and non-corporate sectors. Non-corporate sectors include sovereign, supranational, foreign agency and foreign local government issuers.  The Barclays Capital U.S. Baa Corporate Index is an unmanaged index consisting of bonds rated Baa.  The issues must be publicly traded and meet certain maturity and issue size requirements.  Bonds are represented by the Industrial, Utility, and Finance sectors. Non-corporate sectors are not included in this index. The Barclays Capital U.S. MBS Fixed Rate Index (the “MBS Index”) is an unmanaged index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. Each aggregate is a proxy for the outstanding pools for a given agency, program, issue year and coupon. The index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the index. About 600 of these generic aggregates meet the criteria. You cannot invest directly in an index.

Gross Domestic Product (“GDP”) is the amount of goods and services produced in a year, in a country.

Consumer Price Index (“CPI”) measures the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

Basis point equals 1/100th of 1%.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

PIA Funds

PIA BBB BOND FUND

Comparison of the change in value of a $10,000 investment in the PIA BBB Bond Fund vs the
Barclays Capital U.S. Credit Baa Bond Index and the Barclays Capital U.S. Baa Corporate Index

Average Annual Total Return*	1 Year	5 Year	Since Inception**
PIA BBB Bond Fund	5.88%	6.92%	5.68%
Barclays Capital U.S. Credit Baa Bond Index	5.81%	7.27%	6.32%
Barclays Capital U.S. Baa Corporate Index	5.48%	7.20%	6.06%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, September 25, 2003.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Fund was invested primarily in U.S. Treasury securities on the inception date in September 2003 following a $200,000 investment by the Adviser (Pacific Income Advisers – PIA).  The Fund remained invested primarily in U.S. Treasury securities until mid January 2004 when PIA clients commenced investing in the Fund.  At that time, the Fund began investing in BBB rated bonds. U.S. Treasury securities held in the Fund provided a lower return than BBB rated bonds for the period from inception to January 13, 2004 (1.62% for the Fund compared to 3.95% for the Barclays Capital U.S. Credit Baa Bond Index) as Baa spreads over Treasuries narrowed from 166 basis points to 136 basis points.

PIA Funds

The Barclays Capital U.S. Credit Baa Bond Index includes both corporate and non-corporate sectors.  The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations.  The non-corporate sectors are Sovereign, Supranational, Foreign Agency and Foreign Local Government.  The securities must be rated Baa/BBB by at least two of the following ratings agencies:  Moody’s, S&P, and Fitch.  If only two of the three agencies rate the security, the lower rating is used to determine index eligibility.  If only one of the three agencies rates a security, the rating must be investment grade.  The securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.

The Barclays Capital U.S. Baa Corporate Index includes only corporate sectors.  The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations.  The securities must be rated Baa/BBB by at least two of the following ratings agencies:  Moody’s, S&P, and Fitch.  If only two of the three agencies rate the security, the lower rating is used to determine index eligibility.  If only one of the three agencies rates a security, the rating must be investment grade.  The securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

**
The since inception returns for the Fund and the Barclays Capital U.S. Credit Baa Bond Index are from September 25, 2003 through November 30, 2011. The since inception return for the Barclays Capital U.S. Baa Corporate Index is from September 30, 2003 through November 30, 2011.

PIA Funds

PIA MBS BOND FUND

Comparison of the change in value of a $10,000 investment in the
PIA MBS Bond Fund vs the Barclays Capital U.S. MBS Fixed Rate Index

Average Annual Total Return*	1 Year	5 Year	Since Inception
PIA MBS Bond Fund	4.32%	6.12%	6.17%
Barclays Capital U.S. MBS Fixed Rate Index	4.97%	6.40%	6.38%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, February 28, 2006.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. MBS Fixed Rate Index is an unmanaged index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).  The index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.  Each aggregate is a proxy for the outstanding pools for a given agency, program, issue year and coupon.  The index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the index.  About 600 of these generic aggregates meet the criteria.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds
Expense Example – November 30, 2011
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/11 – 11/30/11).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.00% per the advisory agreements for the PIA BBB Bond Fund and the PIA MBS Bond Fund.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/11	Value 11/30/11	Period 6/1/11 – 11/30/11*
PIA BBB Bond Fund
Actual	$1,000.00	$1,024.20	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

PIA MBS Bond Fund
Actual	$1,000.00	$1,020.90	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*
Expenses are equal to each Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

PIA Funds
PIA BBB BOND FUND
Allocation of Portfolio Assets – November 30, 2011
(Unaudited)

Investments by Sector
As a Percentage of Total Investments

PIA Funds
PIA MBS BOND FUND
Allocation of Portfolio Assets – November 30, 2011
(Unaudited)

Investments by Issuer
As a Percentage of Total Investments

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2011

Principal Amount		Value

CORPORATE BONDS 80.1%

Agriculture 0.8%
	Bunge Limited Finance Corp.
$1,765,000	8.50%, due 6/15/19	$2,120,927

Airlines 0.2%
	Continental Airlines, Inc.
641,339	5.983%, due 4/19/22	658,976

Appliances 0.8%
	Whirlpool Corp.
2,090,000	5.50%, due 3/1/13	2,178,240

Auto Parts 1.4%
	Advance Auto Parts, Inc.
1,600,000	5.75%, due 5/1/20	1,733,376
	BorgWarner, Inc.
2,000,000	4.625%, due 9/15/20	2,099,966
		3,833,342
Banks 3.3%
	Capital One Financial Corp.
2,930,000	6.15%, due 9/1/16	3,010,783
	Dresdner Bank
100,000	7.25%, due 9/15/15	88,138
	Fifth Third Bancorp
1,090,000	4.50%, due 6/1/18	1,057,466
425,000	8.25%, due 3/1/38	511,416
	Huntington Bancshares
1,440,000	7.00%, due 12/15/20	1,598,003
	Key Bank NA
1,000,000	5.80%, due 7/1/14	1,068,459
	Suntrust Banks
1,200,000	6.00%, due 9/11/17	1,320,542
	UBS AG Preferred Funding Trust
400,000	6.243%, due 5/15/16 (a)	325,000
		8,979,807
Beverages 1.1%
	Dr. Pepper Snapple Group, Inc.
2,800,000	2.90%, due 1/15/16	2,895,693

Broker 0.5%
	Jefferies Group, Inc.
550,000	6.25%, due 1/15/36	416,625
	Nomura Holdings, Inc.
850,000	6.70%, due 3/4/20	885,637
		1,302,262
Cable/Satellite 1.1%
	Direct TV Holdings
2,095,000	5.00%, due 3/1/21	2,177,342
800,000	6.00%, due 8/15/40	835,141
		3,012,483
Chemicals 1.9%
	Agrium, Inc.
1,700,000	6.125%, due 1/15/41	2,061,299
	Dow Chemical Co.
1,165,000	4.25%, due 11/15/20	1,176,211
1,640,000	7.375%, due 11/1/29	2,054,023
		5,291,533
Communications 1.5%
	Telefonica Emisiones SAU
1,775,000	5.462%, due 2/16/21	1,586,940
1,400,000	7.045%, due 6/20/36	1,261,725
	U.S. WEST
	Communications, Inc.
1,285,000	6.875%, due 9/15/33	1,265,725
		4,114,390
Construction 0.8%
	CRH America, Inc.
2,118,000	6.00%, due 9/30/16	2,248,560

Consumer Products 0.1%
	Fortune Brands, Inc.
181,000	5.375%, due 1/15/16	196,927

Diversified Manufacturing 0.2%
	Ingersoll-Rand Global
	Holding Company Ltd.
560,000	6.875%, due 8/15/18	675,786

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

Electric Utilities 9.5%
	Ameren Corp.
$700,000	8.875%, due 5/15/14	$791,557
	Arizona Public Service Co.
1,705,000	5.80%, due 6/30/14	1,893,070
	Constellation Energy Group
1,360,000	7.60%, due 4/1/32	1,665,304
	Consumers Energy
1,295,000	5.50%, due 8/15/16	1,479,661
	Dominion Resources, Inc.
1,230,000	5.15%, due 7/15/15	1,378,960
210,000	4.90%, due 8/1/41	221,287
	DTE Energy Co.
1,360,000	6.375%, due 4/15/33	1,616,259
	Duke Energy Corp.
1,370,000	6.25%, due 6/15/18	1,614,829
	Entergy Texas, Inc.
2,120,000	7.125%, due 2/1/19	2,566,003
	Exelon Corp.
565,000	4.90%, due 6/15/15	607,956
1,315,000	5.625%, due 6/15/35	1,405,760
	FirstEnergy Corp.
695,000	7.375%, due 11/15/31	817,224
	Indiana Michigan Power
850,000	6.05%, due 3/15/37	1,023,335
	Jersey Central Power & Light
1,300,000	7.35%, due 2/1/19	1,638,250
	Nevada Power Co.
1,210,000	6.50%, due 8/1/18	1,452,010
	NiSource Finance Corp.
1,715,000	5.40%, due 7/15/14	1,859,713
	Oncor Electric Delivery
555,000	7.00%, due 5/1/32	724,181
	Southern Union Co.
2,300,000	7.60%, due 2/1/24	2,736,255
	Teco Finance, Inc.
550,000	5.15%, due 3/15/20	606,593
		26,098,207
Electronic Parts Distribution 0.7%
	Arrow Electronics, Inc.
2,000,000	5.125%, due 3/1/21	1,985,326

Energy 0.2%
	Diamond Offshore Drilling, Inc.
400,000	5.875%, due 5/1/19	463,893

Finance 0.8%
	SLM Corp.
1,000,000	5.375%, due 5/15/14	995,722
1,150,000	8.45%, due 6/15/18	1,147,945
		2,143,667
Finance – Credit Cards 0.5%
	American Express Co.
1,425,000	6.80%, due 9/1/66 (a)	1,401,844

Food 2.4%
	ConAgra Foods, Inc.
450,000	7.125%, due 10/1/26	528,700
	Kraft Foods, Inc.
955,000	4.125%, due 2/9/16	1,024,850
2,135,000	6.50%, due 8/11/17	2,506,951
1,330,000	6.875%, due 2/1/38	1,658,207
	Kroger Co.
780,000	6.15%, due 1/15/20	937,341
		6,656,049
Gas Pipelines 0.2%
	Plains All American
	Pipeline, L.P.
500,000	6.50%, due 5/1/18	566,226

Health Care 1.0%
	Humana, Inc.
2,255,000	7.20%, due 6/15/18	2,631,414

Insurance 5.5%
	Allstate Corp.
350,000	6.125%, due 5/15/37 (a)	316,312

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

Insurance 5.5% (continued)
	American International
	Group, Inc.
$1,000,000	5.05%, due 10/1/15	$960,535
1,350,000	8.25%, due 8/15/18	1,446,929
1,780,000	8.175%, due 5/15/58 (a)	1,577,525
	CIGNA Corp.
165,000	6.15%, due 11/15/36	171,734
	CNA Financial Corp.
700,000	5.85%, due 12/15/14	734,070
	Genworth Financial, Inc.
700,000	5.75%, due 6/15/14	699,774
	Hartford Financial
	Services Group
500,000	5.375%, due 3/15/17	493,552
	Lincoln National Corp.
1,100,000	8.75%, due 7/1/19	1,288,792
	Marsh & McLennan Cos., Inc.
233,000	5.75%, due 9/15/15	257,750
	Metlife, Inc.
855,000	6.40%, due 12/15/66	781,159
	Protective Life Corp.
350,000	7.375%, due 10/15/19	378,750
	Prudential Financial, Inc.
2,345,000	5.10%, due 9/20/14	2,514,696
870,000	6.625%, due 12/1/37	908,546
	Willis North America, Inc.
1,365,000	6.20%, due 3/28/17	1,495,824
	XL Capital Ltd.
900,000	5.25%, due 9/15/14	948,302
		14,974,250

Measurement Instruments 0.8%
	Agilent Technologies, Inc.
2,000,000	5.00%, due 7/15/20	2,175,544

Media 7.9%
	Comcast Corp.
2,215,000	6.50%, due 1/15/17	2,594,740
2,460,000	7.05%, due 3/15/33	2,981,171
	Interpublic Group of Companies
2,500,000	6.25%, due 11/15/14	2,684,375
	News America, Inc.
750,000	5.30%, due 12/15/14	824,378
2,160,000	6.20%, due 12/15/34	2,275,495
	Time Warner, Inc.
3,540,000	7.625%, due 4/15/31	4,357,736
	Time Warner Cable, Inc.
2,880,000	7.50%, due 4/1/14	3,226,864
	Time Warner Entertainment
	Company, L.P.
1,860,000	8.375%, due 7/15/33	2,463,178
	Viacom, Inc.
150,000	6.875%, due 4/30/36	179,407
		21,587,344

Medical Services 0.3%
	Medco Health Solutions, Inc.
700,000	7.125%, due 3/15/18	810,019

Metals 0.6%
	Alcoa, Inc.
810,000	5.55%, due 2/1/17	858,282
	Southern Copper Corp.
850,000	6.75%, due 4/16/40	859,261
		1,717,543

Mining 3.2%
	Barrick Gold Corp.
1,470,000	6.95%, due 4/1/19	1,768,138
	Cliffs Natural Resources Inc.
1,270,000	4.875%, due 4/1/21	1,240,179
	Newmont Mining Corp.
2,760,000	5.125%, due 10/1/19	3,004,337
	Vale Overseas Limited
1,050,000	6.25%, due 1/23/17	1,166,204
1,375,000	6.875%, due 11/21/36	1,509,670
		8,688,528

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

Office Equipment 0.6%
	Xerox Corp.
$1,446,000	6.40%, due 3/15/16	$1,610,618

Oil and Gas 10.6%
	Anadarko Petroleum Corp.
10,000	5.95%, due 9/15/16	11,195
1,100,000	6.45%, due 9/15/36	1,229,598
	Canadian Natural Resources
835,000	6.00%, due 8/15/16	969,320
725,000	6.50%, due 2/15/37	889,695
	Devon Energy Corp.
665,000	7.95%, due 4/15/32	911,952
	Encana Holdings Financial Corp.
10,000	5.80%, due 5/1/14	10,872
	Enterprise Products
375,000	5.60%, due 10/15/14	412,206
1,100,000	5.95%, due 2/1/41	1,193,886
	Hess Corp.
575,000	8.125%, due 2/15/19	712,419
1,580,000	7.875%, due 10/1/29	2,052,418
	Kinder Morgan Energy Partners
1,160,000	5.125%, due 11/15/14	1,258,527
1,420,000	5.80%, due 3/15/35	1,444,109
	Marathon Oil Corp.
427,000	5.90%, due 3/15/18	496,161
690,000	6.60%, due 10/1/37	824,465
	Nexen, Inc.
900,000	6.40%, due 5/15/37	922,033
	Pemex Master Trust
2,150,000	5.75%, due 3/1/18	2,359,625
1,150,000	6.625%, due 6/15/35	1,276,500
	Petrobras International Finance Co.
2,190,000	5.875%, due 3/1/18	2,336,090
1,440,000	6.875%, due 1/20/40	1,605,116
	Suncor Energy, Inc.
500,000	6.10%, due 6/1/18	586,112
1,840,000	6.50%, due 6/15/38	2,133,081
	Talisman Energy
685,000	6.25%, due 2/1/38	766,316
	Transocean, Inc.
1,320,000	6.00%, due 3/15/18	1,320,197
	Valero Energy Corp.
2,055,000	6.625%, due 6/15/37	2,161,550
	Weatherford International Ltd.
850,000	9.625%, due 3/1/19	1,089,481
		28,972,924
Pharmacy Services 1.1%
	Express Scripts, Inc.
2,800,000	6.25%, due 6/15/14	3,065,513

Pipelines 3.3%
	El Paso Electric Co.
1,000,000	6.00%, due 5/15/35	1,157,360
	Enbridge Energy Partners, L.P.
590,000	5.20%, due 3/15/20	640,521
	EQT Corp.
2,280,000	8.125%, due 6/1/19	2,599,052
	ONEOK, Inc.
1,860,000	5.20%, due 6/15/15	2,046,468
	Tennessee Gas Pipeline
1,225,000	7.50%, due 4/1/17	1,460,296
665,000	7.00%, due 10/15/28	761,757
	Transcanada Pipelines Limited
400,000	6.35%, due 5/15/67 (a)	400,000
		9,065,454
Real Estate Investment Trusts 2.2%
	Duke Realty LP
1,350,000	8.25%, due 8/15/19	1,572,365
	ERP Operating LP
715,000	5.25%, due 9/15/14	758,066
	Health Care Property
	Investors, Inc.
850,000	6.00%, due 1/30/17	907,234
	Health Care REIT, Inc.
650,000	5.25%, due 1/15/22	626,022

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

Real Estate Investment Trusts 2.2% (continued)
	Healthcare Realty Trust
$775,000	5.125%, due 4/1/14	$798,221
	Hospitality Properties Trust
620,000	5.625%, due 3/15/17	622,915
	ProLogis
650,000	6.875%, due 3/15/20	720,339
		6,005,162
Retail 1.2%
	Gap, Inc.
300,000	5.95%, due 4/12/21	284,220
	Kohl’s Corp.
1,540,000	6.875%, due 12/15/37	1,876,071
	Macy’s Retail Holdings, Inc.
550,000	6.375%, due 3/15/37	609,845
	Staples, Inc.
550,000	9.75%, due 1/15/14	628,739
		3,398,875
Steel 0.9%
	Arcelormittal SA
1,650,000	9.00%, due 2/15/15	1,807,905
850,000	5.50%, due 3/1/21	751,245
		2,559,150
Technology 0.4%
	CA, Inc.
1,000,000	5.375%, due 12/1/19	1,086,464

Telecommunications 5.2%
	American Tower Corp.
2,550,000	5.05%, due 9/1/20	2,559,636
	AT&T Broadband Corp.
794,000	8.375%, due 3/15/13	867,939
	British Telecom PLC
930,000	9.875%, due 12/15/30	1,293,835
	CenturyLink, Inc.
2,520,000	6.00%, due 4/1/17	2,544,961
	Deutsche Telekom
	International Finance
1,045,000	6.75%, due 8/20/18	1,229,683
1,145,000	8.75%, due 6/15/30	1,559,665
	Rogers Wireless, Inc.
1,910,000	6.375%, due 3/1/14	2,095,837
	Telecom Italia Capital
1,800,000	5.25%, due 11/15/13	1,733,229
550,000	7.721%, due 6/4/38	459,591
		14,344,376
Tobacco 2.2%
	Altria Group, Inc.
2,070,000	9.70%, due 11/10/18	2,714,070
455,000	9.95%, due 11/10/38	641,445
	Reynolds American, Inc.
2,345,000	6.75%, due 6/15/17	2,664,563
		6,020,078
Transportation 3.7%
	Burlington Northern Santa Fe
2,150,000	4.70%, due 10/1/19	2,372,306
475,000	6.15%, due 5/1/37	587,341
	CSX Corp.
1,340,000	5.60%, due 5/1/17	1,528,479
1,270,000	6.22%, due 4/30/40	1,510,784
	Norfolk Southern Corp.
605,000	7.05%, due 5/1/37	830,588
1,100,000	5.257%, due 9/17/14	1,211,808
	Union Pacific Corp.
1,765,000	6.15%, due 5/1/37	2,149,037
		10,190,343

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

Waste Disposal 1.4%
	Republic Services, Inc.
$2,550,000	5.00%, due 3/1/20	$2,832,188
	Waste Management, Inc.
660,000	7.75%, due 5/15/32	928,387
Total Corporate Bonds
(cost $203,582,647)		219,488,312

SOVEREIGN BONDS 10.1%
	Federal Republic of Brazil
3,680,000	6.00%, due 1/17/17	4,246,720
3,840,000	7.125%, due 1/20/37	5,155,200
	Republic of Colombia
1,700,000	7.375%, due 3/18/19	2,137,750
1,090,000	7.375%, due 9/18/37	1,487,850
	Republic of Hungary
1,700,000	4.75%, due 2/3/15	1,581,000
	Republic of Peru
1,010,000	8.375%, due 5/3/16	1,254,925
1,200,000	6.55%, due 3/14/37	1,470,000
	Republic of South Africa
2,000,000	6.50%, due 6/2/14	2,204,000
	United Mexican States
670,000	5.875%, due 1/15/14	730,970
3,630,000	5.625%, due 1/15/17	4,125,495
2,618,000	6.75%, due 9/27/34	3,351,040
Total Sovereign Bonds
(cost $25,375,692)		27,744,950

U.S. GOVERNMENT
INSTRUMENTALITIES 2.0%
U.S. Treasury Bonds 2.0%
	U.S. Treasury Bonds
4,750,000	3.75%, due 8/15/41	5,405,353
Total U.S. Government Instrumentalities
(cost $5,272,739)		5,405,353

SHORT-TERM INVESTMENTS 5.2%
14,212,981	Invesco STIT – Treasury
	Portfolio – Institutional Class,
	0.02% (b)	14,212,981
Total Short-Term Investments
(cost $14,212,981)		14,212,981

Total Investments
(cost $248,444,059)	97.4%	266,851,596
Other Assets less Liabilities	2.6%	7,086,209
TOTAL NET ASSETS	100.0%	$273,937,805

(a)	Variable rate security. Rate shown reflects the rate in effect at November 30, 2011.
(b)	Rate shown is the 7-day yield at November 30, 2011.

Country Allocation
Country	% of Net Assets
United States	75.9%
Brazil	5.9%
Canada	4.6%
Mexico	4.3%
Luxembourg	1.7%
Colombia	1.3%
Spain	1.0%
Netherlands	1.0%
Peru	1.0%
South Africa	0.8%
Hungary	0.6%
United Kingdom	0.5%
Switzerland	0.4%
Ireland	0.3%
Japan	0.3%
Bermuda	0.3%
Germany	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2011

Principal Amount		Value

MORTGAGE-BACKED SECURITIES 88.1%

U.S. Government Agencies 88.1%
	FHLMC Pool
$120,749	4.50%, due 5/1/20, #G18052	$128,640
93,600	4.50%, due 3/1/21, #G18119	99,425
99,581	5.00%, due 3/1/21, #G18105	106,961
237,823	4.50%, due 5/1/21, #J01723	253,441
91,211	6.00%, due 6/1/21, #G18124	99,526
309,404	4.50%, due 9/1/21, #G12378	329,626
103,449	5.00%, due 11/1/21, #G18160	111,117
87,519	5.00%, due 2/1/22, #G12522	94,005
173,409	5.00%, due 2/1/22, #J04411	185,829
305,434	5.50%, due 3/1/22, #G12577	330,363
153,220	5.00%, due 7/1/22, #J05243	164,193
1,795,968	4.00%, due 3/1/26, #J14785	1,882,459
15,718	5.50%, due 5/1/35, #B31639	17,033
663,614	5.00%, due 8/1/35, #A36351	710,630
384,779	4.50%, due 9/1/35, #A37616	406,981
826,830	4.50%, due 10/1/35, #A37869	874,539
429,874	4.50%, due 10/1/35, #A38023	454,678
274,671	4.50%, due 10/1/35, #G01890	290,519
475,328	5.00%, due 10/1/35, #G01940	509,004
608,403	6.00%, due 1/1/36, #A42208	669,556
43,793	7.00%, due 1/1/36, #G02048	50,202
711,864	5.50%, due 2/1/36, #G02031	771,403
248,042	7.00%, due 8/1/36, #G08148	282,803
729,476	6.50%, due 9/1/36, #A54908	817,030
304,644	6.50%, due 11/1/36, #A54094	341,208
333,306	5.50%, due 2/1/37, #A57840	360,662
677,666	5.00%, due 5/1/37, #A60268	725,254
609,082	5.00%, due 6/1/37, #G03094	651,854
1,724,851	5.50%, due 6/1/37, #A61982	1,864,264
1,132,757	6.00%, due 6/1/37, #A62176	1,239,889
1,879,508	6.00%, due 6/1/37, #A62444	2,060,788
307,213	5.00%, due 7/1/37, #A63187	328,786
991,704	5.50%, due 8/1/37, #G03156	1,071,860
182,315	6.50%, due 8/1/37, #A70413	203,514
15,669	7.00%, due 8/1/37, #A70079	17,865
63,678	7.00%, due 9/1/37, #A65171	72,560
35,432	7.00%, due 9/1/37, #A65335	40,374
20,473	7.00%, due 9/1/37, #A65670	23,329
93,586	7.00%, due 9/1/37, #A65780	106,639
15,586	7.00%, due 9/1/37, #A65941	17,760
7,306	7.00%, due 9/1/37, #A66041	8,417
241,570	7.00%, due 9/1/37, #G03207	275,424
190,541	6.50%, due 11/1/37, #A68726	212,695
1,270,654	5.00%, due 2/1/38, #A73370	1,360,281
39,249	5.00%, due 2/1/38, #G03836	42,005
146,623	5.00%, due 3/1/38, #A73704	156,965
1,517,769	5.00%, due 4/1/38, #A76335	1,624,826
370,244	5.50%, due 4/1/38, #G04121	400,170
77,316	5.00%, due 5/1/38, #A77463	82,770
162,969	5.50%, due 5/1/38, #A77265	176,090
393,275	5.50%, due 5/1/38, #G04215	424,939
333,093	5.00%, due 6/1/38, #A77986	356,588
82,781	5.00%, due 6/1/38, #G04522	88,620
130,291	5.00%, due 7/1/38, #A79197	139,481
507,308	4.50%, due 9/1/38, #G04773	534,915
135,040	5.00%, due 9/1/38, #G04690	144,565
2,210,923	5.00%, due 10/1/38, #G04832	2,366,181
81,711	5.00%, due 11/1/38, #A82849	87,475
130,395	5.00%, due 12/1/38, #G05683	139,552
655,603	4.50%, due 2/1/39, #A84694	691,281
1,216,397	5.00%, due 2/1/39, #G05507	1,302,196
149,088	4.50%, due 4/1/39, #A85612	157,201
476,870	5.00%, due 5/1/39, #G08345	510,655
375,605	4.50%, due 7/1/39, #A87187	396,045
380,873	4.50%, due 9/1/39, #A88357	401,600
214,191	5.00%, due 9/1/39, #G05904	229,232
637,554	4.50%, due 11/1/39, #G05748	672,249
577,506	4.50%, due 12/1/39, #A90175	608,934
167,205	4.50%, due 4/1/40, #C03464	176,356
402,499	4.50%, due 5/1/40, #A92269	424,528
2,795,172	4.50%, due 5/1/40, #G06047	2,947,284
1,341,385	4.50%, due 6/1/40, #A92533	1,414,801
330,294	4.50%, due 6/1/40, #A92594	348,372

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

U.S. Government Agencies 88.1% (continued)
	FHLMC Pool (continued)
$88,243	4.50%, due 8/1/40, #A93437	$93,734
2,339,844	4.50%, due 8/1/40, #A93505	2,467,909
461,800	4.50%, due 1/1/41, #A96176	487,075
121,689	4.50%, due 2/1/41, #A97013	128,245
134,809	4.50%, due 4/1/41, #Q00285	142,071
2,326,666	4.50%, due 9/1/41, #C03701	2,452,010
83,846	4.50%, due 11/1/41, #Q04699	88,363
	FHLMC GOLD TBA (a)
5,000,000	4.00%, due 12/15/40	5,202,344
	FNMA Pool
75,697	4.50%, due 10/1/20, #842732	80,940
181,368	4.50%, due 12/1/20, #813954	193,930
111,079	4.50%, due 2/1/21, #845437	118,773
177,376	5.00%, due 2/1/21, #865191	191,437
71,144	5.00%, due 5/1/21, #879112	76,695
282,804	4.50%, due 7/1/21, #845515	301,862
140,598	5.50%, due 10/1/21, #905090	152,359
133,914	5.00%, due 2/1/22, #900946	144,362
270,637	6.00%, due 2/1/22, #912522	293,826
308,645	5.00%, due 6/1/22, #937709	331,955
158,686	5.00%, due 7/1/22, #938033	170,671
191,658	5.00%, due 7/1/22, #944887	208,469
641,630	5.50%, due 7/1/22, #905040	701,318
51,203	4.00%, due 7/1/25, #AE1318	53,812
45,303	4.00%, due 10/1/25, #AE1601	47,612
844,415	4.00%, due 12/1/25, #AH6058	887,456
745,437	4.00%, due 1/1/26, #AH3925	783,432
34,634	4.00%, due 1/1/26, #MA0624	36,399
79,196	4.00%, due 3/1/26, #AH8485	83,332
1,929,171	4.00%, due 5/1/26, #AH8174	2,029,914
600,000	4.50%, due 4/1/29, #MA0022	636,764
8,559	7.00%, due 8/1/32, #650101	9,764
174,035	4.50%, due 3/1/35, #814433	184,536
192,652	4.50%, due 4/1/35, #735396	204,276
125,864	4.50%, due 5/1/35, #822854	133,458
103,215	7.00%, due 6/1/35, #821610	117,302
147,208	4.50%, due 7/1/35, #826584	156,090
150,961	4.50%, due 7/1/35, #832199	160,069
20,561	5.00%, due 7/1/35, #833958	22,123
45,922	7.00%, due 7/1/35, #826251	52,190
214,749	4.50%, due 8/1/35, #835751	227,706
68,570	7.00%, due 9/1/35, #842290	77,929
58,228	4.50%, due 11/1/35, #256032	61,741
136,271	5.00%, due 12/1/35, #852482	146,622
95,832	4.50%, due 1/1/36, #852510	101,614
26,320	7.00%, due 2/1/36, #865190	29,913
39,625	7.00%, due 4/1/36, #887709	45,039
1,263,887	5.00%, due 5/1/36, #745515	1,359,892
23,938	5.00%, due 7/1/36, #888789	25,767
70,954	6.50%, due 7/1/36, #897100	79,226
126,272	7.00%, due 7/1/36, #887793	143,525
234,709	6.00%, due 8/1/36, #892925	258,001
443,660	6.50%, due 8/1/36, #878187	495,384
218,320	5.00%, due 9/1/36, #893621	234,904
193,259	7.00%, due 9/1/36, #900964	219,664
408,616	5.50%, due 10/1/36, #831845	446,988
338,502	5.50%, due 10/1/36, #893087	368,492
325,930	6.00%, due 10/1/36, #897174	358,275
329,113	5.50%, due 12/1/36, #256513	358,270
1,768	6.50%, due 12/1/36, #920162	1,994
105,616	7.00%, due 1/1/37, #256567	120,046
645,645	5.50%, due 2/1/37, #256597	702,845
280,456	6.00%, due 2/1/37, #909357	307,850
10,185	7.00%, due 2/1/37, #915904	11,576
90,525	5.00%, due 3/1/37, #913007	97,402
408,120	5.50%, due 3/1/37, #256636	443,767
22,567	5.00%, due 4/1/37, #914599	24,281
422,015	6.50%, due 5/1/37, #917052	469,632
1,583,402	5.50%, due 6/1/37, #918554	1,721,703
332,089	5.50%, due 6/1/37, #918705	361,095
1,375,800	6.00%, due 6/1/37, #888413	1,510,186
1,087,227	6.00%, due 6/1/37, #917129	1,193,426
140,152	7.00%, due 6/1/37, #256774	159,308
87,123	7.00%, due 6/1/37, #940234	99,031

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

U.S. Government Agencies 88.1% (continued)
	FNMA Pool (continued)
$138,069	5.00%, due 7/1/37, #944534	$148,654
440,487	5.50%, due 10/1/37, #954939	478,961
374,628	6.00%, due 12/1/37, #965488	411,221
1,147,280	5.50%, due 2/1/38, #961691	1,247,130
491,393	5.00%, due 1/1/39, #AA0835	528,719
91,757	5.00%, due 1/1/39, #AA0840	98,727
6,339	5.00%, due 1/1/39, #AA0862	6,820
23,676	5.00%, due 3/1/39, #AA4461	25,471
509,561	5.00%, due 3/1/39, #930635	548,267
17,615	5.00%, due 3/1/39, #930760	18,953
75,534	5.00%, due 3/1/39, #995948	81,272
348,703	4.50%, due 4/1/39, #AA4590	369,198
708,306	5.00%, due 4/1/39, #930871	761,998
622,064	5.00%, due 4/1/39, #930992	669,219
466,852	5.00%, due 4/1/39, #995930	502,314
1,384,489	4.50%, due 6/1/39, #AA7681	1,465,858
614,693	5.00%, due 6/1/39, #995896	661,385
920,517	4.50%, due 7/1/39, #AE8152	974,618
338,600	5.00%, due 7/1/39, #995895	364,320
1,386,452	4.50%, due 8/1/39, #931837	1,467,937
1,300,363	5.00%, due 8/1/39, #AC3221	1,398,936
392,001	4.50%, due 12/1/39, #932324	415,040
80,850	4.50%, due 2/1/40, #AC8494	85,601
184,387	4.50%, due 2/1/40, #AD1045	195,225
187,592	4.50%, due 2/1/40, #AD2832	198,618
158,808	5.00%, due 3/1/40, #AB1186	170,846
4,297,459	5.00%, due 5/1/40, #AD6374	4,625,906
54,243	5.00%, due 6/1/40, #AD8058	58,389
448,815	5.00%, due 7/1/40, #AD4634	483,118
677,979	5.00%, due 7/1/40, #AD4994	729,796
80,857	5.00%, due 7/1/40, #AD7565	87,036
2,440,921	4.50%, due 8/1/40, #AD8035	2,584,379
398,671	4.50%, due 8/1/40, #AD8397	422,102
547,795	4.50%, due 8/1/40, #890236	579,646
1,532,292	4.50%, due 9/1/40, #AE1500	1,622,349
358,179	4.50%, due 11/1/40, #AE5162	379,230
698,439	4.50%, due 3/1/41, #AH7009	739,488
2,700,000	4.50%, due 4/1/41, #AH9054	2,858,685
59,082	4.50%, due 5/1/41, #AI1364	62,554
679,073	4.50%, due 5/1/41, #AI1888	718,984
3,784,951	4.50%, due 5/1/41, #AL0160	4,007,401
515,511	4.50%, due 6/1/41, #AI4815	545,809
493,031	4.50%, due 9/1/41, #AH3865	522,007
209,965	4.50%, due 9/1/41, #AI4050	222,305
27,678	4.50%, due 9/1/41, #AJ0729	29,305
	FNMA TBA (a)
5,500,000	4.00%, due 12/15/41	5,732,890
	GNMA Pool
26,512	7.00%, due 9/15/35, #647831	30,647
187,337	5.00%, due 10/15/35, #642220	207,128
126,782	5.00%, due 11/15/35, #550718	140,176
123,600	5.50%, due 11/15/35, #650091	138,699
109,181	5.50%, due 12/15/35, #646307	122,518
125,518	5.50%, due 4/15/36, #652534	140,576
132,261	6.50%, due 6/15/36, #652593	150,762
101,979	5.50%, due 7/15/36, #608993	114,213
246,208	6.50%, due 10/15/36, #646564	280,647
163,951	6.00%, due 11/15/36, #617294	185,397
223,730	6.50%, due 12/15/36, #618753	255,281
335,201	5.50%, due 2/15/37, #658419	375,100
827,728	6.00%, due 4/15/37, #668411	933,245
623,980	5.00%, due 8/15/37, #671463	687,855
360,684	6.00%, due 10/15/37, #664379	406,663
165,394	5.50%, due 8/15/38, #677224	185,029
350,630	5.50%, due 8/15/38, #691314	392,256
20,001	5.50%, due 12/15/38, #705632	22,376
3,346,098	4.50%, due 5/15/39, #717066	3,649,599
27,622	5.50%, due 6/15/39, #714262	30,902
1,402,882	5.50%, due 6/15/39, #714720	1,569,427
1,681,412	4.50%, due 7/15/39, #720160	1,833,922
4,614,555	5.00%, due 9/15/39, #726311	5,086,207
23,479	5.50%, due 1/15/40, #723631	26,267
72,056	5.50%, due 2/15/40, #680537	80,610

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

U.S. Government Agencies 88.1% (continued)
	GNMA Pool (continued)
	GNMA TBA (a)
$3,500,000	4.00%, due 12/15/40	$3,733,515
		130,644,937
Total Mortgage-Backed Securities
(cost $125,054,697)		130,644,937

U.S. GOVERNMENT INSTRUMENTALITIES

U.S. Treasury Notes 10.1%
	U.S. Treasury Note
5,000,000	1.375%, due 2/15/12	5,014,650
5,000,000	1.375%, due 3/15/12	5,020,120
5,000,000	1.375%, due 4/15/12	5,025,195
Total U.S. Government Instrumentalities
(cost $15,052,001)		15,059,965

Shares		Value
SHORT-TERM INVESTMENTS 11.2%
14,127,230	Fidelity Institutional Money
	Market Government
	Portfolio – Class I, 0.01% (b)	14,127,230
2,523,674	Invesco STIT – Treasury
	Portfolio – Institutional
	Class, 0.02% (b)	2,523,674

Total Short-Term Investments
(cost $16,650,904)		16,650,904

Total Investments
(cost $156,757,602)	109.4%	162,355,806
Liabilities less Other Assets	(9.4)%	(13,985,611)
TOTAL NET ASSETS	100.0%	$148,370,195

(a)	Security purchased on a when-issued basis. As of November 30, 2011, the total cost of investments purchased on a when-issued basis was $14,639,492 or 9.9% of total net assets.
(b)	Rate shown is the 7-day yield at November 30, 2011.
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
TBA – To Be Announced

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Assets and Liabilities – November 30, 2011

	BBB	MBS
	Bond Fund	Bond Fund
Assets:
Investments in securities, at value (cost $248,444,059 and $156,757,602, respectively)	$266,851,596	$162,355,806
Deposit at broker for futures contracts	—	8,964
Receivable for fund shares sold	374,658	198,989
Investment receivable	2,915,510	—
Interest receivable	3,902,647	490,178
Due from investment adviser (Note 4)	31,970	22,586
Collateral receivable from broker	—	5,976
Prepaid expenses	22,999	6,393
Total assets	274,099,380	163,088,892

Liabilities:
Payable for securities purchased	—	14,639,492
Payable for fund shares redeemed	66,967	16,423
Administration fees	13,325	10,859
Custody fees	3,583	4,511
Transfer agent fees and expenses	21,801	5,599
Fund accounting fees	24,094	18,411
Audit fees	17,172	17,173
Chief Compliance Officer fee	1,749	1,152
Accrued expenses	12,884	5,077
Total liabilities	161,575	14,718,697
Net Assets	$273,937,805	$148,370,195

Net Assets Consist of:
Paid-in capital	$241,105,476	$142,221,492
Undistributed net investment income	113,073	235,141
Accumulated net realized gain on investments	14,311,719	315,358
Net unrealized appreciation on investments	18,407,537	5,598,204
Net Assets	$273,937,805	$148,370,195

Net Asset Value, Offering Price and Redemption Price Per Share	$10.18	$9.99

Shares Issued and Outstanding
(Unlimited number of shares authorized, par value $0.01)	26,906,247	14,853,174

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Operations – Year Ended November 30, 2011

	BBB	MBS
	Bond Fund	Bond Fund
Investment Income:
Interest	$16,182,468	$3,810,552
Total investment income	16,182,468	3,810,552

Expenses:
Fund accounting fees (Note 4)	99,791	70,159
Transfer agent fees and expenses (Note 4)	82,140	23,197
Administration fees (Note 4)	58,232	42,701
Registration fees	30,215	23,380
Custody fees (Note 4)	24,479	26,241
Insurance	18,038	7,892
Audit fees	17,168	17,084
Trustees’ fees	16,933	9,448
Legal fees	9,116	8,136
Reports to shareholders	9,111	3,297
Chief Compliance Officer fee (Note 4)	7,272	4,798
Miscellaneous	27,575	11,276
Total expenses	400,070	247,609
Less: Expense reimbursement from adviser (Note 4)	(400,070)	(247,609)
Net expenses	—	—
Net investment income	16,182,468	3,810,552

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	16,802,583	1,089,888
Net change in unrealized appreciation/(depreciation) on investments	(13,960,014)	922,978
Net gain on investments	2,842,569	2,012,866
Net increase in net assets resulting from operations	$19,025,037	$5,823,418

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Changes in Net Assets

	BBB		MBS
	Bond Fund		Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	Nov. 30, 2011	Nov. 30, 2010	Nov. 30, 2011	Nov. 30, 2010
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$16,182,468	$19,621,591	$3,810,552	$3,755,293
Net realized gain on:
Investments	16,802,583	10,366,161	1,089,888	2,753,136
Swap contracts	—	193,797	—	—
Net change in unrealized appreciation/(depreciation) on:
Investments	(13,960,014)	6,907,348	922,978	(1,527,196)
Swap contracts	—	66,933	—	—
Net increase in net assets resulting from operations	19,025,037	37,155,830	5,823,418	4,981,233

Distributions Paid to Shareholders:
Distributions from net investment income	(16,583,136)	(19,583,599)	(4,730,712)	(3,910,035)
Distributions from net realized gains on investments	—	—	(2,604,164)	(931,465)
Total distributions	(16,583,136)	(19,583,599)	(7,334,876)	(4,841,500)

Capital Share Transactions:
Net proceeds from shares sold	57,296,207	100,520,003	42,949,217	39,060,329
Distributions reinvested	4,887,666	8,401,020	2,983,277	1,951,529
Payment for shares redeemed	(128,109,190)	(120,561,739)	(18,382,559)	(24,917,840)
Net increase/(decrease) in net assets
from capital share transactions	(65,925,317)	(11,640,716)	27,549,935	16,094,018
Total increase/(decrease) in net assets	(63,483,416)	5,931,515	26,038,477	16,233,751

Net Assets, Beginning of Year	337,421,221	331,489,706	122,331,718	106,097,967
Net Assets, End of Year	$273,937,805	$337,421,221	$148,370,195	$122,331,718
Includes Undistributed Net Investment Income of	$113,073	$513,741	$235,141	$380,848

Transactions in Shares:
Shares sold	5,655,116	10,269,554	4,336,746	3,890,652
Shares issued on reinvestment of distributions	485,324	849,551	302,768	195,586
Shares redeemed	(12,494,626)	(12,023,398)	(1,853,811)	(2,478,200)
Net increase/(decrease) in shares outstanding	(6,354,186)	(904,293)	2,785,703	1,608,038

The accompanying notes are an integral part of these financial statements.

PIA Funds
BBB BOND FUND
Financial Highlights

	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$10.14	$9.70	$7.76	$9.53	$9.69

Income From Investment Operations:
Net investment income	0.53	0.54	0.56	0.55	0.52
Net realized and unrealized gain/(loss)
on investments and swap contracts	0.05	0.44	1.95	(1.79)	(0.16)
Total from investment operations	0.58	0.98	2.51	(1.24)	0.36

Less Distributions:
Distributions from net investment income	(0.54)	(0.54)	(0.57)	(0.53)	(0.52)
Total distributions	(0.54)	(0.54)	(0.57)	(0.53)	(0.52)

Net asset value, end of year	$10.18	$10.14	$9.70	$7.76	$9.53

Total Return	5.88%	10.33%	33.28%	-13.58%	3.87%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$273,938	$337,421	$331,490	$165,352	$189,038
Ratio of expenses to average net assets:
Net of expense reimbursement	0.00%	0.00%	0.00%	0.00%	0.00%
Before expense reimbursement	0.13%	0.12%	0.14%	0.18%	0.19%
Ratio of net investment income to average net assets:
Net of expense reimbursement	5.13%	5.41%	6.35%	6.06%	5.65%
Before expense reimbursement	5.00%	5.29%	6.21%	5.88%	5.46%
Portfolio turnover rate	58%	45%	84%	39%	226%

The accompanying notes are an integral part of these financial statements.

PIA Funds
MBS BOND FUND
Financial Highlights

	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$10.14	$10.14	$10.35	$10.25	$10.14

Income From Investment Operations:
Net investment income	0.28	0.32	0.49	0.59	0.51
Net realized and unrealized gain on investments	0.13	0.11	0.38	0.07	0.11
Total from investment operations	0.41	0.43	0.87	0.66	0.62

Less Distributions:
Distributions from net investment income	(0.35)	(0.34)	(0.51)	(0.56)	(0.51)
Distributions from net realized gains	(0.21)	(0.09)	(0.57)	(0.00)#	(0.00)#
Total distributions	(0.56)	(0.43)	(1.08)	(0.56)	(0.51)

Net asset value, end of year	$9.99	$10.14	$10.14	$10.35	$10.25

Total Return	4.32%	4.37%	9.05%	6.64%	6.30%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$148,370	$122,332	$106,098	$108,337	$344,801
Ratio of expenses to average net assets:
Net of expense reimbursement	0.00%	0.00%	0.00%	0.00%	0.00%
Before expense reimbursement	0.18%	0.19%	0.20%	0.19%	0.17%
Ratio of net investment income to average net assets:
Net of expense reimbursement	2.83%	3.22%	4.93%	5.33%	5.39%
Before expense reimbursement	2.65%	3.03%	4.73%	5.14%	5.22%
Portfolio turnover rate	122%	388%	108%	126%	139%

#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

PIA Funds
Notes to Financial Statements – November 30, 2011

Note 1 – Organization
The PIA BBB Bond Fund and the PIA MBS Bond Fund (the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Currently, the Funds offer the Managed Account Completion Shares (MACS) class.  Each of the Funds is diversified and has separate assets and liabilities and differing investment objectives.  The investment objective of the PIA BBB Bond Fund (the “BBB Bond Fund”) is to seek to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard and Poor’s Rating Group, the Baa category by Moody’s Investors Services or the BBB category by Fitch, Inc.  The investment objective of the PIA MBS Bond Fund (the “MBS Bond Fund”) is to seek to provide a total rate of return that approximates that of mortgage-backed securities (“MBS”) included in the Barclays Capital U.S. MBS Fixed Rate Index.  The BBB Bond Fund and the MBS Bond Fund commenced operations on September 25, 2003 and February 28, 2006, respectively.  Only authorized investment advisory clients of Pacific Income Advisers, Inc. are eligible to invest in the Funds.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Funds on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations. The Funds are required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Funds’ net asset values if the Funds make such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Funds may also enter into dollar rolls in which the Funds sell securities purchased on a forward-commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Funds to “rollover” their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008 – 2010, or expected to be taken in the Funds’ 2011 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

Expenses – Each Fund is charged for those expenses that are directly attributable to the Fund, such as administration and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective security.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, monthly and net realized gains, if any, annually.  The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2011, the MBS Bond Fund made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain/(Loss)
MBS Bond Fund	$774,453	$(774,453)

The permanent differences primarily relate to paydowns.

Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds expect the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

Regulated Investment Company Modernization Act – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Note 3 – Securities Valuation
The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.  The Funds’ investments are carried at fair value.

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

All foreign securities owned by the BBB Bond Fund are U.S. dollar denominated.

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

U.S. Government Securities – U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are typically categorized in level 2 of the fair value hierarchy.

U.S. Government Agency Securities – U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.  Credit default swaps are valued daily based upon quotations from market makers and are typically categorized in level 2 of the fair value hierarchy.

Short-Term Securities – Short-term securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).  Short-term securities which mature after 60 days are valued at market.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2011:

BBB Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$219,488,312	$—	$219,488,312
Sovereign Bonds	—	27,744,950	—	27,744,950
U.S. Government Instrumentalities	—	5,405,353	—	5,405,353
Total Fixed Income	—	252,638,615	—	252,638,615
Short-Term Investments	14,212,981	—	—	14,212,981
Total Investments	$14,212,981	$252,638,615	$—	$266,851,596

MBS Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Mortgage-Backed Securities –
U.S. Government Agencies	$—	$130,644,937	$—	$130,644,937
U.S. Government Instrumentalities	—	15,059,965	—	15,059,965
Total Fixed Income	—	145,704,902	—	145,704,902
Short-Term Investments	16,650,904	—	—	16,650,904
Total Investments	$16,650,904	$145,704,902	$—	$162,355,806

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at November 30, 2011, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the year ended November 30, 2011.

New Accounting Pronouncement – On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Funds are evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates
The Funds have investment advisory agreements with Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  Under the agreement, the Funds do not pay the Adviser an investment advisory fee.  However, investors in the Funds will be charged investment advisory fees by the Adviser and persons other than the Adviser.  Clients of PIA pay PIA an investment advisory fee to manage their assets, including assets invested in the Funds.  Participants in “wrap-fee” programs pay fees to the program sponsor, who in turn pays fees to the Adviser.

The Funds are responsible for their own operating expenses.  PIA has voluntarily agreed to limit the total expenses of the Funds to an annual rate of 0.00% of average daily net assets through March 30, 2012.  This waiver may be discontinued at any time after March 30, 2012 as long as the Adviser provides shareholders of the Funds with written notice six months in advance of the discontinuance.  The Adviser may not recoup expense reimbursements in future periods.  For the year ended November 30, 2011, the Adviser absorbed Fund expenses in the amount of $400,070 and $247,609 for the BBB Bond Fund and the MBS Bond Fund, respectively.

U.S. Bancorp Fund Services, LLC (the “Administrator” or “Transfer Agent”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year ended November 30, 2011, the BBB Bond Fund and the MBS Bond Fund incurred $58,232 and $42,701 in administration fees, respectively.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  For the year ended November 30, 2011, the BBB Bond Fund and the MBS Bond Fund incurred $99,791 and $70,159 in fund accounting fees, respectively, and $70,269 and $17,099 in transfer agent fees (excluding transfer agency out-of-pocket expenses), respectively.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.  For the year ended November 30, 2011, the BBB Bond Fund and the MBS Bond Fund incurred $24,479 and $26,241 in custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the year ended November 30, 2011, the BBB Bond Fund and the MBS Bond Fund were allocated $7,272 and $4,798 of the Chief Compliance Officer fee, respectively.

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

Note 5 – Purchases and Sales of Securities
For the year ended November 30, 2011, the cost of purchases and the proceeds from sales of securities (excluding short-term securities and U.S. government obligations) were $135,048,878 and $211,897,149, respectively, for the BBB Bond Fund and $165,074,619 and $150,136,366, respectively, for the MBS Bond Fund.  Purchases and sales of U.S. government obligations for the year ended November 30, 2011 were $39,432,326 and $42,289,827, respectively, for the BBB Bond Fund and $0 and $1,000,000, respectively, for the MBS Bond Fund.

Note 6 – Derivative Instruments
The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended November 30, 2011, the Funds did not hold derivative instruments.

The Funds are subject to credit risk in the normal course of pursuing their investment objectives.  The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its exposure to other risks, such as interest rate risks or as a substitute for taking a position in certain types of bonds.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as a payment default or bankruptcy.  Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs.  Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the statement of operations.  The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Note 7 – Line of Credit
The BBB Bond Fund has a line of credit in the amount of $18,400,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the BBB Bond Fund’s custodian, U.S. Bank N.A.  During the year ended November 30, 2011, the BBB Bond Fund did not draw upon its line of credit.

Note 8 – Federal Income Tax Information
Net investment income and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of paydowns.

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 was as follows:

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

	BBB Bond Fund		MBS Bond Fund
	Nov. 30, 2011	Nov. 30, 2010	Nov. 30, 2011	Nov. 30, 2010

Ordinary income	$16,583,136	$19,583,599	$7,334,876	$4,172,137
Long-term capital gains	—	—	—	669,363

Ordinary income distributions may include dividends paid from short-term capital gains.

As of November 30, 2011, the components of capital on a tax basis were as follows:

	BBB Bond Fund	MBS Bond Fund
Cost of investments (a)	$248,606,454	$156,757,602
Gross unrealized appreciation	20,645,136	5,598,204
Gross unrealized depreciation	(2,399,994)	—
Net unrealized appreciation	18,245,142	5,598,204
Undistributed ordinary income	113,073	550,499
Undistributed long-term capital gain	14,474,114	—
Total distributable earnings	14,587,187	550,499
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$32,832,329	$6,148,703

(a)
The difference between book-basis and tax-basis net unrealized appreciation in the BBB Bond Fund is attributable primarily to wash sales. The book-basis and tax-basis net unrealized net appreciation is the same in the MBS Bond Fund.

Note 9 – Other Tax Information (Unaudited)
For the year ended November 30, 2011, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds.  For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2011 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

The MBS Bond Fund designated 35.5% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c).

PIA Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
PIA BBB Bond Fund
PIA MBS Bond Fund

We have audited the accompanying statements of assets and liabilities of PIA BBB Bond Fund and PIA MBS Bond Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of  November 30, 2011, and the related statements of operations for the year then ended,  the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIA BBB Bond Fund and PIA MBS Bond Fund, as of November 30, 2011, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2012

PIA Funds
Notice to Shareholders – November 30, 2011
(Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2011
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available by calling 1-800-251-1970.

PIA Funds
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
			Principal	Portfolios in	Other
		Term of Office	Occupation	Fund Complex	Directorships
Name, Address	Position Held	and Length of	During Past	Overseen by	Held During
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Past Five Years

Independent Trustees(1)

Sallie P. Diederich	Trustee	Indefinite term	Independent Mutual Fund	6	Trustee,
(age 61)		since	Consultant, (1995 to present);		Advisors Series
615 E. Michigan Street		January 2011.	Corporate Controller,		Trust (for series
Milwaukee, WI 53202			Transamerica Fund Management		not affiliated
			Company (1994 to 1995);		with the Funds).
Senior Vice President, Putnam
Investments (1992 to 1993);
Vice President and Controller,
American Capital Mutual
Funds (1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite term	Retired; former Financial	6	Trustee,
(age 75)		since	Consultant and former Executive		Advisors Series
615 E. Michigan Street		February 1997.	Vice President and Chief		Trust (for series
Milwaukee, WI 53202			Operating Officer of ICI Mutual		not affiliated
			Insurance Company		with the Funds);
			(until January 1997).		Trustee, The
Forward Funds
(36 portfolios).

George J. Rebhan	Trustee	Indefinite term	Retired; formerly President,	6	Trustee,
(age 77)		since	Hotchkis and Wiley Funds		Advisors Series
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Number of
			Principal	Portfolios in	Other
		Term of Office	Occupation	Fund Complex	Directorships
Name, Address	Position Held	and Length of	During Past	Overseen by	Held During
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Past Five Years

George T. Wofford	Trustee	Indefinite term	Retired; formerly Senior Vice	6	Trustee,
(age 72)		since	President, Federal Home Loan		Advisors Series
615 E. Michigan Street		February 1997.	Bank of San Francisco.		Trust (for series
Milwaukee, WI 53202					not affiliated with
Interested Trustee					the Funds).

Joe D. Redwine(3)	Interested	Indefinite term	President, CEO, U.S. Bancorp	6	Trustee,
(age 64)	Trustee	since	Fund Services, LLC		Advisors Series
615 E. Michigan Street		September 2008.	(May 1991 to present).		Trust (for series
Milwaukee, WI 53202					not affiliated with the Funds).

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers
Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund Services, LLC
(age 64)	Chief Executive	since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Senior Vice President, Compliance and Administration,
(age 44)	Principal	since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer

Cheryl L. King	Treasurer and	Indefinite term	Vice President, Compliance and Administration,
(age 50)	Principal	since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer

Michael L. Ceccato	Vice President,	Indefinite term	Vice President, U.S. Bancorp Fund Services, LLC
(age 54)	Chief	since	(February 2008 to present); General Counsel/Controller,
615 E. Michigan Street	Compliance	September 2009.	Steinhafels, Inc. (September 1995 to February 2008).
Milwaukee, WI 53202	Officer and
AML Officer

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Senior Vice President and Counsel, U.S. Bancorp Fund
(age 46)		since	Services, LLC (May 2006 to present); Senior Counsel, Wells
615 E. Michigan Street		June 2007.	Fargo Funds Management, LLC (May 2005 to May 2006);
Milwaukee, WI 53202			Senior Counsel, Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds and the PIA High Yield Fund, the PIA High Yield (MACS) Fund, the PIA Moderate Duration Bond Fund and the PIA Short-Term Securities Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA 90401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

PIA Funds

– PIA High Yield Fund
Investor Class

Annual Report

November 30, 2011

PIA High Yield Fund

Dear Shareholder:

We are pleased to provide you with the first annual report for the fiscal period ended November 30, 2011 for the PIA High Yield Fund for which Pacific Income Advisers, Inc. (PIA) is the adviser.  The PIA High Yield Fund commenced operations on December 31, 2010.

During the fiscal period ended November 30, 2011, the total return, including the reinvestment of dividends and capital gains was 2.40%.

PIA High Yield Fund
The Fund outpaced its benchmark, the Barclays Capital U.S. Corporate High-Yield Index, returning 2.40% for the period ended November 30, 2011 versus 2.26% for the benchmark.  High yield spreads widened materially during the period from 578 basis points to 783 basis points.  During the period, the Fund was significantly underweight BB’s, overweight B’s, and underweight CCC’s versus the benchmark, which returned 4.35%, 2.69%, and -2.06% by credit quality, respectively.  Individual bond selection enabled the Fund to outperform despite being significantly underweight BB’s, which benefitted from the flight to quality during the period.  The Fund initiated a more cautious approach to the portfolio throughout 2011 reflecting increased concerns about the U.S. economy.  As a result, the Fund targeted high quality single B’s, shorter duration and senior secured bonds, while avoiding the lower quality credit spectrum.  The Fund also avoided several industries that significantly underperformed the benchmark during the period such as telecommunications, transportation, and financials, most notably.  The Fund’s overweight positions in basic industry, packaging, and general industrial credits performed well as these industries continued to benefit from operational restructurings completed over the past 2 years, as well as modestly rebounding top line growth.  The Fund continues to look for companies that have demonstrated the ability to generate free cash flow throughout the economic cycle.

The Gross Domestic Product’s (GDP) annual rate of growth was a relatively anemic 0.4% for the first quarter and increased to a mere +2.0% during the third quarter.  Total year over year GDP through September registered a meager 1.5% compared to 3.1% for the entire year of 2010.  The housing sector and employment remained weak.  Budget deficits and fiscal responsibility are at a standstill.  In keeping with the slow economy and high unemployment, the Federal Reserve maintained its easier monetary policy by keeping the Federal Funds Rate close to zero.  Inflation, as measured by the Consumer Price Index, registered 3.5% year over year at October 2011, up from 1.2% for the same period a year ago.

Yields on 5-year Treasury notes and 30-year Treasury bonds declined by 105 and 128 basis points, respectively, from December 31, 2010 through November 30, 2011.  Yields on 6 month and one year Treasuries were relatively unchanged.  The slow economy, volatile stock market, European sovereign risk, and purchases by the Federal Reserve helped the bond market.

Please take a moment to review the Fund’s statement of assets and the results of operations for the period ended November 30, 2011.  We look forward to reporting to you again with the semi-annual report dated May 31, 2012.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers, Inc.

1

PIA High Yield Fund

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The Fund may invest in swap investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.

The Barclays Capital U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed rate, taxable corporate bonds.  Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings.  The index excludes emerging markets debt.  You cannot invest directly in an index.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential. Bond rating services are provided by Standard & Poor’s, Moody’s Investors Service, and Fitch Investors Service. Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Gross Domestic Product (“GDP”) is the amount of goods and services produced in a year, in a country.

Consumer Price Index (“CPI”) measures the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

Basis point equals 1/100th of 1%.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Current and future portfolio holdings are subject to risk.

Quasar Distributors, LLC, Distributor

2

PIA High Yield Fund

PIA HIGH YIELD FUND

Comparison of the change in value of a $10,000 investment in the
PIA High Yield Fund vs the Barclays Capital U.S. Corporate High-Yield Index

Total Return:	Since Inception1
PIA High Yield Fund	2.40%
Barclays Capital U.S. Corporate High-Yield Index	2.26%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, December 31, 2010.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.  Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings.  The index excludes emerging markets debt.

Indices do not incur expenses and are not available for investment.

1 The Fund commenced operations on December 31, 2010.

3

PIA High Yield Fund
Expense Example – November 30, 2011
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA High Yield Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/11 – 11/30/11).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.98% per the operating expenses limitation agreement for the Fund.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/11	Value 11/30/11	Period 6/1/11 – 11/30/11*
PIA High Yield Fund
Actual	$1,000.00	$ 981.70	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratio of the PIA High Yield Fund is 0.98%.

4

PIA High Yield Fund
Allocation of Portfolio Assets – November 30, 2011
(Unaudited)

Investments by Sector
As a Percentage of Total Investments

5

PIA High Yield Fund
Schedule of Investments – November 30, 2011

Principal Amount		Value

CORPORATE BONDS 90.0%

Aerospace/Defense 2.4%
	Ducommun, Inc.
$200,000	9.75%, due 7/15/18 (b)	$207,000
	Transdigm, Inc.
150,000	7.75%, due 12/15/18	155,250
		362,250
Automotive 3.4%
	Accuride Corp.
150,000	9.50%, due 8/1/18	141,938
	Affinia Group, Inc.
100,000	9.00%, due 11/30/14	99,000
	Stoneridge, Inc.
125,000	9.50%, due 10/15/17 (b)	128,125
	UCI International, Inc.
130,000	8.625%, due 2/15/19	126,750
		495,813
Building Materials 1.7%
	Roofing Supply Group LLC
250,000	8.625%, due 12/1/17 (b)	248,125

Chemicals 14.2%
	Ferro Corp.
300,000	7.875%, due 8/15/18	300,750
	Huntsman International LLC
300,000	5.50%, due 6/30/16	288,000
	Kraton Polymers LLC
225,000	6.75%, due 3/1/19	209,250
	Lyondell Chemical Co.
53,000	8.00%, due 11/1/17	57,770
	Macdermid, Inc.
313,000	9.50%, due 4/15/17 (b)	300,480
	Momentive Performance
	Materials, Inc.
102,000	12.50%, due 6/15/14	107,610
200,000	9.00%, due 1/15/21	143,500
	Polymer Group LLC
200,000	7.75%, due 2/1/19 (b)	203,500
	Polypore International, Inc.
275,000	7.50%, due 11/15/17	283,250
	Texas Petrochemical Corp.
200,000	8.25%, due 10/1/17	200,500
		2,094,610
Construction Machinery 2.1%
	H & E Equipment Services, Inc.
300,000	8.375%, due 7/15/16	306,000

Consumer Cyclical Services 4.0%
	GEO Group, Inc.
100,000	6.625%, due 2/15/21	99,500
	Reliance Intermediate Holdings
275,000	9.50%, due 12/15/19 (b)	292,875
	West Corp.
200,000	8.625%, due 10/1/18	200,500
		592,875
Consumer Products 2.4%
	Amscan Holdings, Inc.
350,000	8.75%, due 5/1/14	351,750

Distributors 1.3%
	Amerigas Partners
	Financial Corp.
200,000	6.25%, due 8/20/19	195,000

Diversified Manufacturing 7.1%
	Constellation Enterprises LLC
250,000	10.625%, due 2/1/16 (b)	238,750
	Dynacast International LLC
315,000	9.25%, due 7/15/19 (b)	295,313
	Griffon Corp.
125,000	7.125%, due 4/1/18	121,250
	Thermon Industries, Inc.
150,000	9.50%, due 5/1/17	159,750
	Tomkins LLC
213,000	9.00%, due 10/1/18	231,105
		1,046,168

The accompanying notes are an integral part of these financial statements.

6

PIA High Yield Fund
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

Environmental 3.9%
	Casella Waste Systems, Inc.
$400,000	7.75%, due 2/15/19	$391,000
	EnergySolutions, Inc.
150,000	10.75%, due 8/15/18	142,500
	WCA Waste Corp.
50,000	7.50%, due 6/15/19 (b)	48,500
		582,000
Finance 0.7%
	National Money Mart Co.
100,000	10.375%, due 12/15/16	106,750

Food and Beverage 1.4%
	Aramark Holdings Corp.
200,000	8.625%, due 5/1/16 (b)	204,000

Gaming 0.9%
	Scientific Games Corp.
125,000	8.125%, due 9/15/18	128,437

Healthcare 3.9%
	Air Medical Group Holdings
45,000	9.25%, due 11/1/18 (b)	44,888
	Examworks Group, Inc.
50,000	9.00%, due 7/15/19 (b)	44,875
	Harmony Foods Corp.
290,000	10.00%, due 5/1/16 (b)	279,850
	STHI Holding Corp.
200,000	8.00%, due 3/15/18 (b)	203,500
		573,113
Industrial – Other 7.6%
	Great Lakes Dredge
	& Dock Corp.
125,000	7.375%, due 2/1/19	121,562
	Interline Brands, Inc.
280,000	7.00%, due 11/15/18	289,800
	RSC Equipment Rental, Inc.
125,000	8.25%, due 2/1/21	119,375
	Trimas Corp.
200,000	9.75%, due 12/15/17	214,000
	United Rentals
	North America, Inc.
350,000	10.875%, due 6/15/16	390,250
		1,134,987
Media Non-Cable 2.5%
	MPL 2 Acquisition Canco, Inc.
200,000	9.875%, due 8/15/18 (b)	177,000
	National Cinemedia LLC
100,000	7.875%, due 7/15/21	99,625
	SGS International, Inc.
100,000	12.00%, due 12/15/13	100,875
		377,500
Metals and Mining 4.9%
	American Rock
	Salt Company LLC
300,000	8.25%, due 5/1/18 (b)	279,000
	Petroleum Geo-Services
200,000	7.375%, due 12/15/18 (b)	200,000
	Rain CII Carbon LLC
200,000	8.00%, due 12/1/18 (b)	198,750
	Suncoke Energy, Inc.
50,000	7.625%, due 8/1/19 (b)	49,250
		727,000
Oil Field Services 1.7%
	Platinum Energy Solutions, Inc.
250,000	14.25%, due 3/1/15 (b)	244,375

Packaging 10.1%
	AEP Industries, Inc.
186,000	8.25%, due 4/15/19	184,140
	Bway Parent Company, Inc.
111,329	10.125%, due 11/1/15	107,432
	Packaging Dynamics Corp.
275,000	8.75%, due 2/1/16 (b)	273,625

The accompanying notes are an integral part of these financial statements.

7

PIA High Yield Fund
Schedule of Investments – November 30, 2011 (continued)

Principal Amount/Shares		Value

Packaging 10.1% (continued)
	Plastipak Holdings, Inc.
$285,000	8.50%, due 12/15/15 (b)	$290,700
	Pretium Packaging LLC
175,000	11.50%, due 4/1/16 (b)	174,125
	Sealed Air Corp.
400,000	7.875%, due 6/15/17	418,499
	Tenneco Packaging, Inc.
50,000	8.125%, due 6/15/17	43,500
		1,492,021
Paper 6.2%
	Boise Paper Holding
	Company LLC
52,000	8.00%, due 4/1/20	54,990
	Cascades, Inc.
100,000	7.75%, due 12/15/17	97,750
	Cascades, Inc.
205,000	7.875%, due 1/15/20	197,825
	Clearwater Paper Corp.
189,000	7.125%, due 11/1/18	196,560
	Smurfit Kappa Funding
200,000	7.75%, due 4/1/15	202,000
	Xerium Technologies, Inc.
200,000	8.875%, due 6/15/18 (b)	173,000
		922,125
Retailers 4.2%
	Petco Animal Supplies, Inc.
250,000	9.25%, due 12/1/18 (b)	265,625
	Rent-A-Center, Inc.
350,000	6.625%, due 11/15/20	351,750
		617,375
Technology 3.4%
	CDW LLC
100,000	8.50%, due 4/1/19 (b)	94,500
	Commscope, Inc.
100,000	8.25%, due 1/15/19 (b)	97,000
	Iron Mountain, Inc.
300,000	7.75%, due 10/1/19	311,250
		502,750
Total Corporate Bonds
(cost $13,406,386)		13,305,024

SHORT-TERM INVESTMENTS 9.2%
1,364,490	Invesco STIT – Prime Portfolio –
	Institutional Class, 0.01% (a)	1,364,490

Total Short-Term Investments
(cost $1,364,490)		1,364,490

Total Investments
(cost $14,770,876)	99.2%	14,669,514
Other Assets less Liabilities	0.8%	123,810
TOTAL NET ASSETS	100.0%	$14,793,324

(a)	Rate shown is the 7-day yield at November 30, 2011.
(b)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  The Fund’s Adviser has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2011, the value of these investments was $5,256,731 or 35.5% of total net assets.

Schedule of Credit Default Swaps on Credit Indices Sell Protection

		Receive
		Fixed	Expiration	Notional	Unrealized
Counterparty	Reference Index	Rate	Date	Amount	Appreciation
Barclays Bank PLC	CDX.NA.HY.17	5.00%	12/20/16	$990,000	$29,353

The accompanying notes are an integral part of these financial statements.

8

PIA High Yield Fund
Statement of Assets and Liabilities – November 30, 2011

High Yield
Fund
Assets:
Investments in securities, at value (cost $14,770,876)	$14,669,514
Receivable for fund shares sold	6,546
Interest receivable	337,995
Unrealized appreciation on swap contracts	29,353
Prepaid expenses	16,252
Total assets	15,059,660

Liabilities:
Payable to investment adviser (Note 4)	2,067
Due to custodian	2,768
Swap payments received	117,567
Investments payable	100,544
Administration fees	7,807
Custody fees	803
Transfer agent fees and expenses	5,285
Fund accounting fees	8,737
Audit fees	14,624
Legal fees	1,707
Chief Compliance Officer fee	799
Accrued expenses	3,628
Total liabilities	266,336
Net Assets	$14,793,324

Net Assets Consist of:
Paid-in capital	$14,954,565
Undistributed net investment income	35,128
Accumulated net realized loss on investments and swap contracts	(124,360)
Net unrealized appreciation/(depreciation) on:
Investments	(101,362)
Swap contracts	29,353
Net Assets	$14,793,324

Net Asset Value, Offering Price and Redemption Price Per Share	$9.80

Shares Issued and Outstanding (Unlimited number of shares authorized, par value $0.01)	1,509,683

The accompanying notes are an integral part of these financial statements.

9

PIA High Yield Fund
Statement of Operations – Period Ended November 30, 2011*

High Yield
Fund
Investment Income:
Interest	$377,145
Total investment income	377,145

Expenses:
Investment advisory fees (Note 4)	36,840
Fund accounting fees (Note 4)	31,693
Administration fees (Note 4)	28,223
Registration fees	22,484
Transfer agent fees and expenses (Note 4)	17,982
Audit fees	14,624
Trustees’ fees	5,254
Custody fees (Note 4)	4,046
Reports to shareholders	3,492
Chief Compliance Officer fee (Note 4)	3,184
Legal fees	2,619
Miscellaneous	1,010
Total expenses	171,451
Less: Fee waiver and expense reimbursement from adviser (Note 4)	(115,907)
Net expenses	55,544
Net investment income	321,601

Realized and Unrealized Gain/(Loss) on Investments and Swap Contracts:
Net realized loss on:
Investments	(58,460)
Swap contracts	(45,900)
Net change in unrealized appreciation/(depreciation):
Investments	(101,362)
Swap contracts	29,353
Net loss on investments and swap contracts	(176,369)
Net increase in net assets resulting from operations	$145,232

*	Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of these financial statements.

10

PIA High Yield Fund
Statement of Changes in Net Assets

High Yield
Fund
December 31,
2010*
through
November 30,
2011
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$321,601
Net realized gain/(loss) on:
Investments	(58,460)
Swap contracts	(45,900)
Net change in unrealized appreciation/(depreciation) on investments:
Investments	(101,362)
Swap contracts	29,353
Net increase in net assets resulting from operations	145,232

Distributions Paid to Shareholders:
Distributions from net investment income	(306,473)
Total distributions paid to shareholders	(306,473)

Capital Share Transactions:
Proceeds from shares sold	14,938,494
Distributions reinvested	78,601
Payment for shares redeemed	(62,530)
Net increase in net assets from capital share transactions	14,954,565
Total increase in net assets	14,793,324

Net Assets, Beginning of Period	—
Net Assets, End of Period	$14,793,324
Includes Undistributed Net Investment Income of	$35,128

Transactions in Shares:
Shares sold	1,508,185
Shares issued on reinvestment of distributions	7,848
Shares redeemed	(6,350)
Net increase in shares outstanding	1,509,683

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

11

PIA High Yield Fund
Financial Highlights

	December 31,
	2010*
	through
	November 30,
	2011
Per Share Operating Performance
(For a fund share outstanding throughout each period)

Net asset value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	0.45
Net realized and unrealized loss on investments and swap contracts	(0.21)
Total from investment operations	0.24

Less Distributions:
Distributions from net investment income	(0.44)
Total distributions	(0.44)

Net asset value, end of period	$9.80

Total Return	2.40	%++

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$14,793
Ratio of expenses to average net assets:
Net of fee waivers and expense reimbursements	0.98	%+
Before fee waivers and expense reimbursements	3.03	%+
Ratio of net investment income to average net assets:
Net of fee waivers and expense reimbursements	5.67	%+
Before fee waivers and expense reimbursements	3.62	%+
Portfolio turnover rate	33	%++

*	Commencement of operations.
+	Annualized for periods less than one year.
++	Not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

12

PIA High Yield Fund
Notes to Financial Statements – November 30, 2011

Note 1 – Organization
The PIA High Yield Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Currently, the Fund offers the Investor Class.  The investment objective of the Fund is to seek a high level of current income.  The Fund commenced operations on December 31, 2010.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Fund may also enter into dollar rolls in which the Fund sells securities purchased on a forward-commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Fund to “rollover” its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

Federal Income Taxes – It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as administration and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the other PIA Funds in proportion to their respective net assets.

Securities Transactions and Investment Income – Security transactions are accounted for on the trade date. Realized gains and losses on sales of securities are calculated on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

13

PIA High Yield Fund
Notes to Financial Statements – November 30, 2011 (continued)

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended November 30, 2011, the Fund increased undistributed net investment income and accumulated net realized loss on investments and swap contracts in the amount of $20,000.  The permanent differences primarily relate to adjustments related to swap contracts.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

Regulated Investment Company Modernization Act – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

14

PIA High Yield Fund
Notes to Financial Statements – November 30, 2011 (continued)

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Note 3 – Securities Valuation
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

15

PIA High Yield Fund
Notes to Financial Statements – November 30, 2011 (continued)

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

U.S. Government Securities – U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are generally categorized in level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.  Credit default swaps are valued daily based upon quotations from market makers and are typically categorized in level 2 of the fair value hierarchy.

Short-Term Securities – Short-term securities which mature in 60 days or less are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).  Short-term securities which mature after 60 days are valued at market.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  As of November 30, 2011, Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) has determined that all the Rule 144A securities held by the Fund are considered liquid.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of November 30, 2011:

16

PIA High Yield Fund
Notes to Financial Statements – November 30, 2011 (continued)

High Yield Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$13,305,024	$—	$13,305,024
Total Fixed Income	—	13,305,024	—	13,305,024
Short-Term Investments	$1,364,490	—	—	1,364,490
Total Investments	$1,364,490	$13,305,024	$—	$14,669,514
Other Financial Instruments*	$—	$29,353	$—	$29,353

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, and include credit default swaps, which are valued at the unrealized appreciation on the instrument.

Refer to the Fund’s Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at November 30, 2011, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the period ended November 30, 2011.

New Accounting Pronouncement – On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements,

a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates
The Fund has an investment advisory agreement with PIA pursuant to which the Adviser is responsible for providing investment management services to the Fund.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, PIA is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.65% based upon the Fund’s average daily net assets.  For the period ended November 30, 2011, the Fund incurred $36,840 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.98% of average daily net assets.  The Adviser will continue the expense waiver and/or reimbursement through at least March 30, 2012.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for

17

PIA High Yield Fund
Notes to Financial Statements – November 30, 2011 (continued)

such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund’s expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the period ended November 30, 2011, the Adviser reduced its fees in the amount of $115,907.  No amounts were reimbursed to the Adviser.  The total of expenses subject to recapture pursuant to the aforementioned conditions is $115,907 and will expire in 2014.

U.S. Bancorp Fund Services, LLC (the “Administrator” or “Transfer Agent”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the period ended November 30, 2011, the Fund incurred $28,223 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  For the period ended November 30, 2011, the High Yield Fund incurred $31,693 in fund accounting fees and $15,377 in transfer agent fees (excluding transfer agency out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended November 30, 2011, the Fund incurred $4,046 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

For the period ended November 30, 2011, the Fund was allocated $3,184 of the Chief Compliance Officer fee.

Note 5 – Purchases and Sales of Securities
For the period ended November 30, 2011, the cost of purchases and the proceeds from sales of securities (excluding short-term securities and U.S. government obligations) were $15,284,362 and $1,816,374.  There were no purchases and sales of U.S. government obligations during the period ended November 30, 2011.

Note 6 – Derivative Instruments
The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund is subject to credit risk in the normal course of pursuing its investment objective.  The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its exposure to other risks, such as interest rate risks or as a substitute for taking a position in certain types of bonds.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as a payment default or bankruptcy.  Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase

18

PIA High Yield Fund
Notes to Financial Statements – November 30, 2011 (continued)

the underlying security at par if the defined credit event occurs.  Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the statement of operations.  The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of November 30, 2011, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure are as follows:

Derivative Type	Statement of Assets and Liabilities Location	Fair Value of Derivatives
Credit contracts	Assets	$29,353

The effect of derivative instruments on the statement of operations for the period ended November 30, 2011 is as follows:

	Location of Loss on Derivatives
Derivative Type	Realized and Unrealized in Income	Value
Credit contracts	Net realized loss on swap contracts	$(45,900)

Credit contracts	Change in unrealized appreciation on swap contracts	29,353

For the period ended November 30, 2011, the monthly average gross notional amount of the credit default swaps held in the Fund was $785,455.

Note 7 – Federal Income Tax Information
Net investment income and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of swap contracts.

During the period ended November 30, 2011, the Fund made distributions from ordinary income of $306,473.

As of November 30, 2011, the components of capital on a tax basis were as follows:

Cost of investments (a)	$14,770,876
Gross unrealized appreciation	149,858
Gross unrealized depreciation	(251,220)
Net unrealized depreciation	(101,362)
Undistributed ordinary income	64,481
Undistributed long-term capital gains	—
Total distributable earnings	64,481
Other accumulated gains/(losses)	(124,360)
Total accumulated earnings/(losses)	$(161,241)

(a)The book-basis and tax-basis unrealized depreciation are the same.

At November 30, 2011, the Fund had capital loss carryforwards in the amount of $124,360 which do not expire.

19

PIA High Yield Fund
Notes to Financial Statements – November 30, 2011 (continued)

Note 8 – Other Tax Information (Unaudited)
For the period ended November 30, 2011, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund.  For shareholders in the Fund, none of the dividend income distributed for the period ended November 30, 2011 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

20

PIA Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
PIA High Yield Fund

We have audited the accompanying statement of assets and liabilities of the PIA High Yield Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of November 30, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 31, 2010 (commencement of operations) thru November 30, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and brokers.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIA High Yield as of November 30, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 2010 (commencement of operations) thru November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2012

21

PIA High Yield Fund
Notice to Shareholders – November 30, 2011
(Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2011
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Fund file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-251-1970.

22

PIA High Yield Fund
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
			Principal	Portfolios in	Other
		Term of Office	Occupation	Fund Complex	Directorships
Name, Address	Position Held	and Length of	During Past	Overseen by	Held During
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Past Five Years

Independent Trustees(1)

Sallie P. Diederich	Trustee	Indefinite term	Independent Mutual Fund	6	Trustee,
(age 61)		since	Consultant, (1995 to present);		Advisors Series
615 E. Michigan Street		January 2011.	Corporate Controller,		Trust (for series
Milwaukee, WI 53202			Transamerica Fund Management		not affiliated
			Company (1994 to 1995);		with the Funds).
Senior Vice President,
Putnam Investments (1992 to
1993); Vice President and
Controller, American Capital
Mutual Funds (1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite term	Retired; former Financial	6	Trustee,
(age 75)		since	Consultant and former		Advisors Series
615 E. Michigan Street		February 1997.	Executive Vice President and		Trust (for series
Milwaukee, WI 53202			Chief Operating Officer of ICI		not affiliated
			Mutual Insurance Company		with the Funds);
			(until January 1997).		Trustee, The
Forward Funds
(36 portfolios).

George J. Rebhan	Trustee	Indefinite term	Retired; formerly President,	6	Trustee,
(age 77)		since	Hotchkis and Wiley Funds		Advisors Series
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

23

PIA High Yield Fund
Information About Trustees and Officers (continued)
(Unaudited)

Number of
			Principal	Portfolios in	Other
		Term of Office	Occupation	Fund Complex	Directorships
Name, Address	Position Held	and Length of	During Past	Overseen by	Held During
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Past Five Years

George T. Wofford	Trustee	Indefinite term	Retired; formerly Senior Vice	6	Trustee,
(age 72)		since	President, Federal Home Loan		Advisors Series
615 E. Michigan Street		February 1997.	Bank of San Francisco.		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite term	President, CEO, U.S. Bancorp	6	Trustee,
(age 64)	Trustee	since	Fund Services, LLC (May 1991		Advisors Series
615 E. Michigan Street		September 2008.	to present).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds).

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund Services, LLC
(age 64)	Chief Executive	since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Senior Vice President, Compliance and Administration,
(age 44)	Principal	since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer

Cheryl L. King	Treasurer and	Indefinite term	Vice President, Compliance and Administration,
(age 50)	Principal	since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer

Michael L. Ceccato	Vice President,	Indefinite term	Vice President, U.S. Bancorp Fund Services, LLC (February 2008
(age 54)	Chief	since	to present); General Counsel/Controller, Steinhafels, Inc.
615 E. Michigan Street	Compliance	September 2009.	(September 1995 to February 2008).
Milwaukee, WI 53202	Officer and
AML Officer

24

PIA High Yield Fund
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Senior Vice President and Counsel, U.S. Bancorp Fund Services,
(age 46)		since	LLC (May 2006 to present); Senior Counsel, Wells Fargo Funds
615 E. Michigan Street		June 2007.	Management, LLC (May 2005 to May 2006); Senior Counsel,
Milwaukee, WI 53202			Strong Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund and the PIA BBB Bond Fund, the PIA High Yield (MACS) Fund, the PIA MBS Bond Fund, the PIA Moderate Duration Bond Fund and the PIA Short-Term Securities Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

25

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA  90401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

PIA Funds

– PIA Moderate
Duration Bond Fund

– PIA Short-Term
Securities Fund

Annual Report

November 30, 2011

PIA Funds

Dear Shareholder:

We are pleased to provide you with this annual report for the twelve month period ended November 30, 2011 regarding the following series of the PIA Mutual Funds for which Pacific Income Advisers, Inc. (PIA) is the adviser: the PIA Short-Term Securities Fund and the PIA Moderate Duration Bond Fund.

During the 12 months ended November 30, 2011, the total returns, including the reinvestment of dividends and capital gains, were as follows:

PIA Short-Term Securities Fund	0.47%

PIA Moderate Duration Bond Fund	3.61%

PIA Short Term Securities Fund
The PIA Short-Term Securities Fund had close to a neutral maturity structure to the Fund’s benchmark, the BofA Merrill Lynch 1-Year U.S. Treasury Note Index, during the Fund’s fiscal year.  The benchmark index returned 0.57% for the twelve month period ended November 30, 2011.  The Fund had an overweight in short average life/floating rate government mortgage-backed securities, agencies and corporate notes which added yield to the portfolio.

PIA Moderate Duration Bond Fund
The PIA Moderate Duration Bond Fund’s return for the twelve month period ended November 30, 2011 was lower than the Fund’s benchmark index, the Barclays Capital U.S. Aggregate Bond Index, mostly due to a shorter maturity structure and an overweight in corporate bonds which underperformed U.S. Treasuries.  A portion of the overweight in corporate bonds was hedged during the period which offset some of the corporate underperformance.  A relatively small allocation to convertible bonds was made to the Fund in the third quarter which we believe will add to the return in the long run.  The return for the benchmark index, the Barclays Capital U.S. Aggregate Bond Index for the twelve month period ended November 30, 2011, was 5.52%.

The Gross Domestic Product’s (GDP) annual rate of growth was a relatively anemic 0.4% for the first quarter and increased to a mere +2.0% during the third quarter.  Total year over year GDP through September registered a meager 1.5% compared to 3.1% for the entire year of 2010.  The housing sector and employment remained weak.  Budget deficits and fiscal responsibility are at a standstill.  In keeping with the slow economy and high unemployment, the Federal Reserve maintained its easier monetary policy by keeping the Funds rate close to zero.  Inflation, as measured by the Consumer Price Index registered 3.5% year over year at October 2011, up from 1.2% for the same period a year ago.

Yields on 5-year Treasury notes and 30-year Treasury bonds declined by 105 and 128 basis points (bp), respectively, from December 31, 2010 through November 30, 2011.  Yields on 6 month and one year Treasuries were relatively unchanged.  The slow economy, volatile stock market, European sovereign risk, and purchases by the Federal Reserve helped the bond market.

Interest rate spreads on corporate bonds over Treasuries widened during the period from 171 bp to 247 bp.  However, spreads on Agency Mortgage-Backed Securities fared much better and were relatively unchanged at 198 bp.

1

PIA Funds

Please take a moment to review the Funds’ statements of assets and the results of operations for the twelve month period ended November 30, 2011.  We look forward to reporting to you again with the semi-annual report dated May 31, 2012.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers, Inc.

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual Fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in Asset-Backed and Mortgage-Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Funds may also use options and futures contracts and the Moderate Duration Bond Fund may also use swaps, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency rates.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the Prospectus.

The Moderate Duration Bond Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to market volatility than a diversified fund.

The Barclays Capital U.S. Aggregate Index (the “Index”) is an unmanaged index presented for comparative purposes only.  The Index represents securities that are U.S. domestic, taxable, and dollar denominated.  The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.  The BofA Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”) is an unmanaged index presented for comparative purposes only.  The Index is comprised of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.  You cannot invest directly in an index.

Gross Domestic Product (“GDP”) is the amount of goods and services produced in a year, in a country.

Consumer Price Index (“CPI”) measures the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

Basis point equals 1/100th of 1%.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

2

PIA Funds

PIA MODERATE DURATION BOND FUND

Comparison of the change in value of a $10,000 investment in the
PIA Moderate Duration Bond Fund vs the Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Return*	1 Year	5 Years	10 Years
PIA Moderate Duration Bond Fund	3.61%	5.78%	4.84%
Barclays Capital U.S. Aggregate Bond Index	5.52%	6.14%	5.59%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Indices do not incur expenses and are not available for investment.

*  Average Annual Total Return represents the average change in account value over the periods indicated.

3

PIA Funds

PIA SHORT-TERM SECURITIES FUND

Comparison of the change in value of a $10,000 investment in the
PIA Short-Term Securities Fund vs the BofA Merrill Lynch 1-Year U.S. Treasury Note Index

Average Annual Total Return*	1 Year	5 Years	10 Years
PIA Short-Term Securities Fund	0.47%	2.60%	2.54%
BofA Merrill Lynch 1-Year U.S. Treasury Note Index	0.57%	2.61%	2.52%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index consisting of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.

Indices do not incur expenses and are not available for investment.

*  Average Annual Total Return represents the average change in account value over the periods indicated.

4

PIA Funds
Expense Example – November 30, 2011
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/11 –11/30/11).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.50% and 0.35% per the Operating Expenses Limitation Agreement for the PIA Moderate Duration Bond Fund and the PIA Short-Term Securities Fund, respectively.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/11	Value 11/30/11	Period 6/1/11 – 11/30/11*
PIA Moderate Duration Bond Fund
Actual	$1,000.00	$1,020.40	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54
PIA Short-Term Securities Fund
Actual	$1,000.00	$1,001.70	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78

*
Expenses are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratios of the PIA Moderate Duration Bond Fund and the PIA Short-Term Securities Fund are 0.50% and 0.35%, respectively.

5

PIA Funds
PIA MODERATE DURATION BOND FUND
Allocation of Portfolio Assets – November 30, 2011
(Unaudited)

Investments by Type
As a Percentage of Total Investments

6

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Allocation of Portfolio Assets – November 30, 2011
(Unaudited)

Investments by Type
As a Percentage of Total Investments

7

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2011

Principal Amount		Value

CORPORATE BONDS 25.8%

Aerospace 0.6%
	Boeing Capital Corp.
$300,000	4.70%, due 10/27/19	$335,940

Agriculture 2.1%
	Archer-Daniels-Midland Co.
550,000	5.375%, due 9/15/35	627,037
	Bunge Limited Finance Corp.
400,000	8.50%, due 6/15/19	480,663
		1,107,700

Banks 1.8%
	Bank of America Corp.
325,000	5.125%, due 11/15/14	315,351
	CIT Group, Inc.
200,000	7.00%, due 5/1/17	198,250
	Wells Fargo & Co.
400,000	4.375%, due 1/31/13	414,120
		927,721

Brokers 0.3%
	Morgan Stanley
150,000	6.625%, due 4/1/18	141,347

Chemicals 1.5%
	CF Industries Holdings, Inc.
400,000	6.875%, due 5/1/18	460,500
	E.I. Du Pont De Nemours & Co.
250,000	5.75%, due 3/15/19	301,256
		761,756

Construction Machinery 0.8%
	Caterpillar Financial Services Corp.
400,000	2.00%, due 4/5/13	407,484

Construction Materials 0.7%
	Vulcan Materials Co.
400,000	7.00%, due 6/15/18	384,000

Diversified Financial Services 0.7%
	General Electric Capital Corp.
350,000	5.00%, due 1/8/16	376,350

Electric Utilities 1.1%
	Duke Energy Carolinas
450,000	6.10%, due 6/1/37	569,198

Financial Services 0.9%
	Apollo Investment Corp.
200,000	5.75%, due 1/15/16,
	convertible (e)	177,000
	Ares Capital Corp.
300,000	5.75%, due 2/1/16,
	convertible (e)	285,000
		462,000

Hotels 0.8%
	Starwood Hotels &
	Resorts Worldwide
350,000	7.875%, due 10/15/14	391,125

Insurance 1.7%
	American International Group, Inc.
500,000	4.25%, due 5/15/13	496,667
	MetLife, Inc.
350,000	5.00%, due 6/15/15	379,997
		876,664

Investment Management 0.5%
	Affiliated Managers Group, Inc.
250,000	3.95%, due 8/15/38,
	convertible	274,375

Machinery 0.7%
	Manitowoc Co., Inc.
350,000	8.50%, due 11/1/20	358,750

Medical/Drugs 3.3%
	Alza Corp.
75,000	0.00%, due 7/28/20,
	convertible	69,187
	Amgen, Inc.
300,000	6.40%, due 2/1/39	330,267
	AstraZeneca PLC
400,000	5.90%, due 9/15/17	479,656

The accompanying notes are an integral part of these financial statements.

8

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

Medical/Drugs 3.3% (continued)
	GlaxoSmithKline
$400,000	5.65%, due 5/15/18	$476,528
	Wyeth
275,000	5.45%, due 4/1/17	323,745
		1,679,383

Medical Instruments 0.9%
	Thermo Fisher Scientific, Inc.
400,000	4.50%, due 3/1/21	438,106

Mining 1.5%
	Newmont Mining Corp.
250,000	1.625%, due 7/15/17,
	convertible	401,875
	Rio Tinto Finance USA Ltd.
300,000	6.50%, due 7/15/18	354,733
		756,608

Natural Gas Exploration 0.3%
	Bill Barrett Corp.
150,000	5.00%, due 3/15/28,
	convertible	150,938

REITS 0.8%
	National Retail Properties, Inc.
75,000	3.95%, due 9/15/26,
	convertible	83,813
	Vornado Realty L.P.
150,000	3.875%, due 4/15/25,
	convertible	153,750
200,000	3.625%, due 11/15/26,
	convertible	200,500
		438,063

Retail 1.4%
	Nordstrom, Inc.
400,000	4.75%, due 5/1/20	437,192
	Target Corp.
200,000	7.00%, due 1/15/38	260,169
		697,361

Semiconductors 0.6%
	Intel Corp.
300,000	2.95%, due 12/15/35,
	convertible	322,500

Technology 0.4%
	Tech Data Corp.
200,000	2.75%, due 12/15/26,
	convertible	200,250

Telecommunications 0.7%
	Sprint Nextel Corp.
250,000	6.00%, due 12/1/16	200,625
	Verizon Communications, Inc.
100,000	7.75%, due 12/1/30	133,959
		334,584

Tools 0.9%
	Stanley Black & Decker Inc.
400,000	5.20%, due 9/1/40	436,201

Wireless Communications 0.8%
	Motorola, Inc.
400,000	5.375%, due 11/15/12	412,452

Total Corporate Bonds
(cost $12,536,619)		13,240,856

SOVEREIGN BONDS 1.8%
	Federal Republic of Brazil
700,000	12.50%, due 1/5/16 (d)	457,738
	Republic of Chile
455,665	5.50%, due 8/5/20 (d)	477,383

Total Sovereign Bonds
(cost $973,626)		935,121

MORTGAGE-BACKED SECURITIES 35.8%
U.S. Government Agencies 35.8%
	FHLMC Pool
66,318	4.50%, due 12/1/14, #B17362	68,264
30,493	4.50%, due 6/1/24, #G13584	32,305
630,080	4.50%, due 10/1/24, #J10934	667,027
45,399	4.50%, due 6/1/25, #G14013	48,096

The accompanying notes are an integral part of these financial statements.

9

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2011  (continued)

Principal Amount		Value

U.S. Government Agencies 35.8% (continued)
	FHLMC Pool (continued)
$526,712	5.50%, due 5/1/26, #D96978	$570,683
147,863	5.00%, due 7/1/37, #A62994	158,247
1,086,464	5.00%, due 4/1/38, #A75230	1,163,099
251,393	5.50%, due 11/1/38, #G08300	271,634
788,682	5.50%, due 1/1/39, #G05072	852,182
153,880	5.00%, due 2/1/39, #G05518	164,734
28,780	4.50%, due 4/1/39, #A85773	30,346
238,465	4.50%, due 7/1/39, #A87307	251,440
147,273	4.00%, due 8/1/39, #A87714	153,486
366,657	4.50%, due 10/1/39, #A89344	386,610
890,701	4.50%, due, 11/1/39, #A89870	939,173
30,873	4.50%, due 11/1/39, #A89941	32,553
233,477	4.50%, due 11/1/39, #G08372	246,183
912,970	5.00%, due 2/1/40, #A91627	977,652
798,621	4.50%, due 5/1/40, #G06047	842,081
128,973	5.50%, due 5/1/40, #G06091	139,398
916,779	4.50%, due 6/1/40, A92533	966,956
28,063	4.50%, due 8/1/40, #G06024	29,757
353,990	4.50%, due 10/1/40, #G06062	373,365
	FNMA Pool
415,872	5.50%, due 1/1/38, #952038	452,196
354,975	5.00%, due 4/1/38, #929301	381,941
875,951	5.50%, due 8/1/38, #889988	969,157
309,658	5.00%, due 3/1/39, #995906	333,179
1,289,238	5.00%, due 5/1/40, #AD6374	1,387,773
392,919	4.00%, due 10/1/40, #AE6083	409,986
1,116,677	4.00%, due 1/1/41, #AH0622	1,165,182
	GNMA Pool
19,122	5.00%, due 1/15/34, #626039	21,172
18,953	5.00%, due 6/15/37, #565183	20,893
161,646	4.50%, due 10/15/38, #782441	176,506
431,719	5.00%, due 1/15/39, #708121	475,845
857,436	5.00%, due 6/15/39, #713464	945,074
178,348	4.50%, due 9/15/40, #733483	194,135
401,167	5.00%, due 9/15/40, #731669	442,170
992,737	4.50%, due 6/15/41, #724138	1,080,610
496,949	4.50%, due 6/15/41, #749259	545,285
		18,366,375
Total Mortgage-Backed Securities
(cost $17,862,114)		18,366,375

U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES 29.8%
Federal Deposit Insurance Corporation
Guaranteed Corporate Notes 0.9%
	General Electric Capital Corp.
450,000	2.00%, due 9/28/12	457,019

U.S. Treasury Bonds 3.3%
	U.S. Treasury Bond
1,500,000	3.75%, due 8/15/41	1,706,953

U.S. Treasury Notes 25.6%
	U.S. Treasury Note
2,300,000	1.00%, due 4/30/12	2,309,345
3,600,000	0.375%, due 8/31/12	3,607,596
2,500,000	1.375%, due 10/15/12	2,527,178
1,700,000	1.75%, due 5/31/16	1,771,320
1,760,000	3.125%, due 5/15/19	1,949,475
930,000	2.625%, due 11/15/20	984,637
		13,149,551
Total U.S. Government Agencies
and Instrumentalities
(cost $15,217,511)		15,313,523

OPEN-END FUNDS 2.5%
123,644	PIA BBB Bond Fund (g)	1,258,694

Total Open-end Funds
(cost $1,262,403)		1,258,694

RIGHTS 0.0%
1	Global Crossing North
	America, Inc. Liquidating
	Trust (a) (b) (cost $0)	—

The accompanying notes are an integral part of these financial statements.

10

PIA Funds
PIA MODERATE DURATION BOND FUND
Schedule of Investments – November 30, 2011 (continued)

Shares		Value

SHORT-TERM INVESTMENTS 2.0%
1,004,153	Fidelity Institutional Money
	Market Government Portfolio -
	Class I, 0.18% (c)	$1,004,153
1,389	Invesco STIT - Treasury
	Portfolio - Institutional Class,
	0.02% (c) (f)	1,389

Total Short-Term Investments
(cost $1,005,542)		1,005,542
Total Investments
(cost $48,857,815)	97.7%	50,120,111
Other Assets less Liabilities	2.3%	1,166,234
TOTAL NET ASSETS	100.0%	$51,286,345

(a)
Restricted security.  The interest in the liquidating trust was acquired through a distribution on December 9, 2003.  As of November 30, 2011, the security had a cost and value of $0 (0.0% of total net assets).

(b)	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees.
(c)	Rate shown is the 7-day yield at November 30, 2011.
(d)	Par and market value for foreign securities are shown in U.S. dollars.
(e)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  The Fund’s Adviser has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2011, the value of these investments was $462,000 or 0.9% of total net assets.

(f)	A portion of the security is segregated in connection with credit default swap contracts.
(g)	Investment in affiliated security. This fund is advised by Pacific Income Advisers, Inc., which also serves as adviser to this fund. See note 8 in Notes to Financial Statements.
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
TBA – To Be Announced

Schedule of Non-Deliverable Forward Currency Contracts

	Notional Amount,	Notional Amount,	Unrealized
Expiration Date	Currency Sold	Currency Bought	Appreciation
12/19/11	$447,678 U.S. Dollars	800,000 Brazilian Real	$7,304
12/19/11	$477,956 U.S. Dollars	245,000,000 Chilean Peso	3,914

The accompanying notes are an integral part of these financial statements.

11

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Schedule of Investments – November 30, 2011

Principal Amount		Value

CORPORATE BONDS 9.5%

Aerospace 0.3%
	Boeing Co.
$550,000	1.875%, due 11/20/12	$556,113

Banks 1.1%
	Bear Stearns Companies, Inc.
420,000	5.35%, due 2/1/12	423,192
	State Street Corp.
700,000	4.30%, due 5/30/14	750,358
	Wells Fargo & Co.
700,000	3.75%, due 10/1/14	740,898
		1,914,448
Beverages 0.3%
	Coca Cola Enterprises, Inc.
500,000	3.75%, due 3/1/12	503,400

Brokers 0.7%
	Goldman Sachs Group, Inc.
500,000	3.625%, due 8/1/12	503,780
	Morgan Stanley
750,000	5.30%, due 3/1/13	749,234
		1,253,014

Capital Goods 1.5%
	Caterpillar Financial Services Corp.
1,300,000	2.00%, due 4/5/13	1,324,322
	John Deere Capital Corp.
1,234,000	5.10%, due 1/15/13	1,293,995
		2,618,317

Computers 0.5%
	Hewlett Packard Co.
600,000	5.25%, due 3/1/12	606,410
150,000	4.50%, due 3/1/13	155,841
		762,251
Electric Utilities 0.6%
	Duke Energy Carolinas
750,000	6.25%, due 1/15/12	754,415
	Southern California Edison Co.
255,000	5.75%, due 3/15/14	281,822
		1,036,237
Financial Services 0.5%
	CME Group, Inc.
700,000	5.75%, due 2/15/14	764,399

Insurance 0.5%
	Metlife, Inc.
850,000	2.375%, due 2/6/14	864,365

Medical/Drugs 1.7%
	Abbott Laboratories
500,000	5.15%, due 11/30/12	522,979
	Eli Lilly & Co.
750,000	3.55%, due 3/6/12	755,759
500,000	4.20%, due 3/6/14	537,796
	Pfizer Inc.
250,000	4.45%, due 3/15/12	252,662
	Wyeth
800,000	5.50%, due 2/1/14	879,950
		2,949,146
Retail 0.6%
	Wal-Mart Stores, Inc.
1,000,000	1.625%, due 4/15/14	1,021,076

Software 0.4%
	Oracle Corp.
700,000	4.95%, due 4/15/13	739,917

Telecommunications 0.8%
	Verizon Communications, Inc.
1,250,000	5.25%, due 4/15/13	1,321,994

Total Corporate Bonds
(cost $16,255,307)		16,304,677

The accompanying notes are an integral part of these financial statements.

12

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

MORTGAGE-BACKED SECURITIES 11.6%

U.S. Government Agencies 11.6%
	FHLMC ARM Pool (a)
$16,138	2.281%, due 8/1/15, #755204	$16,347
16,618	2.436%, due 2/1/22, #845113	17,593
39,708	2.746%, due 10/1/22, #635206	40,171
13,806	2.390%, due 6/1/23, #845755	13,939
12,343	2.455%, due 2/1/24, #609231	12,434
501,613	2.458%, due 1/1/25, #785726	531,857
11,661	2.533%, due 1/1/33, #1B0668	11,797
863,881	2.375%, due 10/1/34, #782784	903,366
341,827	2.427%, due 12/1/34, #1G0018	357,408
239,876	2.631%, due 4/1/36, #847671	253,902
	FHLMC Pool
1,105,461	5.00%, due 10/1/38, #G04832	1,183,090
	FNMA ARM Pool (a)
40,788	2.659%, due 7/1/25, #555206	41,154
247,210	2.670%, due 7/1/27, #424953	249,818
94,616	2.475%, due 3/1/28, #556438	100,151
138,003	2.528%, due 6/1/29, #508399	145,538
302,065	2.668%, due 4/1/30, #562912	318,582
98,525	2.464%, due 10/1/30, #670317	99,487
15,126	2.402%, due 7/1/31, #592745	15,286
108,879	2.442%, due 9/1/31, #597196	114,731
32,074	2.277%, due 11/1/31, #610547	32,434
4,142	2.375%, due 4/1/32, #629098	4,178
512,413	2.370%, due 10/1/33, #743454	538,602
1,684,906	2.625%, due 11/1/33, #755253	1,753,991
2,794,424	2.475%, due 5/1/34, #AC5719	2,941,850
624,830	2.382%, due 7/1/34, #779693	658,497
667,975	2.182%, due 10/1/34, #795136	694,076
463,711	2.302%, due 1/1/35, #805391	485,986
209,476	2.375%, due 10/1/35, #845041	221,003
329,589	2.232%, due 10/1/35, #846171	342,563
564,674	2.356%, due 1/1/36, #849264	596,092
207,757	2.516%, due 6/1/36, #872502	219,819
1,282,040	2.434%, due 1/1/37, #906389	1,357,442
1,391,447	2.769%, due 3/1/37, #907868	1,484,271
543,900	2.329%, due 8/1/37, #949772	553,090
93,096	2.375%, due 10/1/37, #955963	96,250
523,607	2.444%, due 11/1/37, #948183	551,761
300,612	2.890%, due 11/1/37, #953653	310,372
	FNMA Pool
1,090	11.00%, due 1/1/13, #415842	1,098
1,353,538	5.00%, due 6/1/40, #AD5479	1,456,987
	GNMA II ARM Pool (a)
12,726	2.125%, due 11/20/21, #8871	13,206
83,253	2.125%, due 10/20/22, #8062	86,391
176,349	2.125%, due 11/20/26, #80011	182,996
43,941	2.125%, due 11/20/26, #80013	45,598
22,373	2.125%, due 12/20/26, #80021	23,216
11,043	2.375%, due 1/20/27, #80029	11,464
192,507	1.625%, due 7/20/27, #80094	199,610
275,642	1.625%, due 8/20/27, #80104	285,813
11,221	2.125%, due 10/20/27, #80122	11,644
98,137	2.375%, due 1/20/28, #80154	101,877
187,550	2.125%, due 10/20/29, #80331	194,620
39,052	2.125%, due 11/20/29, #80344	40,524
		19,923,972
Total Mortgage-Backed Securities
(cost $19,273,456)		19,923,972

U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES 77.3%

Federal Deposit Insurance Corporation
Guaranteed Corporate Notes 13.5%
	Bank of America Corp.
7,000,000	2.10%, due 4/30/12	7,061,005
	CitiBank N.A.
5,000,000	1.75%, due 12/28/12	5,088,565
	General Electric Capital Corp.
9,000,000	3.00%, due 12/9/11	9,003,015
2,000,000	2.00%, due 9/28/12	2,031,196
		23,183,781

The accompanying notes are an integral part of these financial statements.

13

PIA Funds
PIA SHORT-TERM SECURITIES FUND
Schedule of Investments – November 30, 2011 (continued)

Principal Amount		Value

U.S. Government Agencies 16.2%
	FHLMC
$7,000,000	2.125%, due 3/23/12	$7,044,408
1,500,000	1.375%, due 1/9/13	1,518,847
	FNMA
4,000,000	4.75%, due 11/19/12	4,175,608
4,000,000	1.75%, due 5/7/13	4,080,460
5,500,000	0.75%, due 12/18/13	5,522,567
5,300,000	1.25%, due 2/27/14	5,380,205
		27,722,095

U.S. Treasury Notes 47.6%
	U.S. Treasury Note
6,500,000	1.125%, due 1/15/12	6,509,653
18,500,000	1.375%, due 2/15/12	18,554,205
8,000,000	1.375%, due 5/15/12	8,048,752
4,000,000	1.50%, due 7/15/12	4,035,312
3,300,000	0.625%, due 7/31/12	3,311,989
7,000,000	1.75%, due 8/15/12	7,082,306
8,300,000	1.375%, due 9/15/12	8,382,676
5,000,000	1.375%, due 11/15/12	5,058,790
8,000,000	1.375%, due 1/15/13	8,108,752
8,450,000	0.75%, due 9/15/13	8,526,582
4,000,000	0.75%, due 12/15/13	4,039,376
		81,658,393

Total U.S. Government Agencies
and Instrumentalities
(cost $132,266,726)		132,564,269

Shares		Value

SHORT-TERM INVESTMENTS 0.5%
772,486	Fidelity Institutional Money
	Market Government Portfolio -
	Class I, 0.18% (b)	772,486

Total Short-Term Investments
(cost $772,486)		772,486

Total Investments
(cost $168,567,975)	98.9%	169,565,404
Other Assets less Liabilities	1.1%	1,943,013
TOTAL NET ASSETS	100.0%	$171,508,417

(a)	Variable rate note. Rate shown reflects the rate in effect at November 30, 2011.
(b)	Rate shown is the 7-day yield at November 30, 2011.
ARM – Adjustable Rate Mortgage
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

14

PIA Funds
Statements of Assets and Liabilities – November 30, 2011

	Moderate
	Duration	Short-Term
	Bond Fund	Securities Fund
Assets:
Investments in securities, at value:
Non-affiliates (cost $47,595,412 and $168,567,975, respectively)	$48,861,417	$169,565,404
Affiliates (cost $1,262,403 and $0, respectively) (Note 8)	1,258,694	—
Total investments in securities, at value (cost $48,857,815 and $168,567,975, respectively)	50,120,111	169,565,404
Cash	16,833	—
Deposit at broker for futures contracts	912	—
Receivable for securities sold	3,341,353	24,906
Receivable for fund shares sold	60,740	1,362,993
Interest receivable	320,951	738,580
Due from investment adviser (Note 4)	243	—
Collateral receivable from broker	4,608	—
Unrealized appreciation on foward currency contracts	11,218	—
Prepaid expenses	12,639	16,272
Total assets	53,889,608	171,708,155
Liabilities:
Payable for fund shares redeemed	9,120	92,620
Payable for securities purchased	2,531,556	—
Distribution fees	4,579	—
Investment advisory fees	—	23,975
Administration fees	8,967	11,378
Custody fees	1,824	2,934
Transfer agent fees and expenses	11,725	20,286
Fund accounting fees	11,273	15,690
Audit fees	17,173	17,173
Legal fees	2,259	2,402
Chief Compliance Officer fee	755	1,152
Accrued expenses	4,032	12,128
Total liabilities	2,603,263	199,738
Net Assets	$51,286,345	$171,508,417
Net Assets Consist of:
Paid-in capital	$49,565,069	$171,436,032
Undistributed net investment income/(loss)	(19,927)	11,417
Accumulated net realized gain/(loss) on investments, forward currency contracts,
futures contracts and swap contracts	469,468	(936,461)
Net unrealized appreciation on:
Investments and foreign currency related transactions	1,260,517	997,429
Forward currency contracts	11,218	—
Net Assets	$51,286,345	$171,508,417
Net Asset Value, Offering Price and Redemption Price Per Share	$20.76	$10.10
Shares Issued and Outstanding (Unlimited number of shares authorized, par value $0.01)	2,470,221	16,984,691

The accompanying notes are an integral part of these financial statements.

15

PIA Funds
Statements of Operations – Year Ended November 30, 2011

	Moderate
	Duration	Short-Term
	Bond Fund	Securities Fund
Investment Income:
Interest	$1,296,879	$1,319,425
Dividends from affiliates	149,657	—
Total investment income	1,446,536	1,319,425

Expenses:
Investment advisory fees (Note 4)	155,753	305,778
Distribution fees (Note 5)	51,917	—
Fund accounting fees (Note 4)	41,610	59,740
Transfer agent fees and expenses (Note 4)	39,692	74,267
Administration fees (Note 4)	35,287	44,484
Registration fees	21,770	25,816
Audit fees	17,169	16,278
Custody fees (Note 4)	9,599	17,272
Legal fees	7,125	8,006
Trustees’ fees	7,065	10,299
Insurance	6,851	7,132
Reports to shareholders	6,125	12,884
Chief Compliance Officer fee (Note 4)	3,148	4,798
Miscellaneous	5,667	13,596
Total expenses	408,778	600,350
Less: Fee waiver by adviser (Note 4)	(149,190)	(65,238)
Net expenses	259,588	535,112
Net investment income	1,186,948	784,313
Realized and Unrealized Gain/(Loss) on Investments, Foreign Currency Related
Transactions, Forward Currency Contracts, Futures Contracts and Swap Contracts:
Net realized gain/(loss) on:
Investments and foreign currency related transactions:
Non-affiliates	556,812	13,382
Affiliates	162,403	—
Forward currency contracts	52,035	—
Futures contracts	(189,408)	—
Swap contracts	26,691	—
Net change in unrealized appreciation/(depreciation) on:
Investments and foreign currency related transactions	(12,032)	(81,633)
Forward currency contracts	11,218	—
Net gain/(loss) on investments, foreign currency related transactions, forward
currency contracts, futures contracts and swap contracts	607,719	(68,251)
Net increase in net assets resulting from operations	$1,794,667	$716,062

The accompanying notes are an integral part of these financial statements.

16

PIA Funds
Statements of Changes in Net Assets

	Moderate Duration		Short-Term
	Bond Fund		Securities Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2011	2010	2011	2010
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$1,186,948	$972,730	$784,313	$1,057,834
Net realized gain/(loss) on:
Investments and foreign currency related transactions	719,215	1,332,392	13,382	154,936
Forward currency contracts	52,035	17,962	—	—
Futures contracts	(189,408)	38,379	—	—
Swap contracts	26,691	—	—	—
Net change in unrealized appreciation/(depreciation) on:
Investments and foreign currency related transactions	(12,032)	(13,793)	(81,633)	(51,275)
Forward currency contracts	11,218	75,017	—	—
Net increase in net assets resulting from operations	1,794,667	2,422,687	716,062	1,161,495

Distributions Paid to Shareholders:
Distributions from net investment income	(1,385,200)	(991,715)	(873,127)	(1,287,248)
Distributions from net realized gains	(471,981)	—	—	—
Total distributions paid to shareholders	(1,857,181)	(991,715)	(873,127)	(1,287,248)

Capital Share Transactions:
Proceeds from shares sold	12,201,569	24,958,430	72,711,646	91,428,485
Distributions reinvested	1,306,948	660,798	421,364	582,423
Payment for shares redeemed	(15,705,394)	(17,627,114)	(56,415,533)	(95,061,405)
Net increase/(decrease) in net assets
from capital share transactions	(2,196,877)	7,992,114	16,717,477	(3,050,497)
Total increase/(decrease) in net assets	(2,259,391)	9,423,086	16,560,412	(3,176,250)

Net Assets, Beginning of Year	53,545,736	44,122,650	154,948,005	158,124,255
Net Assets, End of Year	$51,286,345	$53,545,736	$171,508,417	$154,948,005
Includes Undistributed Net Investment Income/(Loss) of	$(19,927)	$66,243	$11,417	$23,675

Transactions in Shares:
Shares sold	595,824	1,219,750	7,196,763	9,051,988
Shares issued on reinvestment of distributions	63,901	32,227	41,709	57,688
Shares redeemed	(767,042)	(860,076)	(5,583,171)	(9,410,216)
Net increase/(decrease) in shares outstanding	(107,317)	391,901	1,655,301	(300,540)

The accompanying notes are an integral part of these financial statements.

17

PIA Funds
MODERATE DURATION BOND FUND
Financial Highlights

	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$20.77	$20.19	$18.99	$18.94	$18.50

Income From Investment Operations:
Net investment income	0.47	0.39	0.52	0.69	0.84
Net realized and unrealized gain on investments, foreign currency related transactions, forward currency contracts, futures contracts
and swap contracts	0.26	0.59	1.25	0.04	0.44
Total from investment operations	0.73	0.98	1.77	0.73	1.28

Less Distributions:
Distributions from net investment income	(0.55)	(0.40)	(0.54)	(0.68)	(0.84)
Distributions from net realized gains	(0.19)	—	—	—	—
Return of capital distribution	—	—	(0.03)	—	—
Total distributions	(0.74)	(0.40)	(0.57)	(0.68)	(0.84)

Net asset value, end of year	$20.76	$20.77	$20.19	$18.99	$18.94

Total Return	3.61%	4.93%	9.43%	3.95%	7.10%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$51,286	$53,546	$44,123	$20,936	$10,760
Ratio of expenses to average net assets:
Net of fee waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Before fee waivers and reimbursements	0.79%	0.82%	0.94%	1.50%	1.62%
Ratio of net investment income to average net assets:
Net of fee waivers and reimbursements	2.29%	1.95%	2.68%	3.80%	4.50%
Before fee waivers and reimbursements	2.00%	1.63%	2.24%	2.80%	3.38%
Portfolio turnover rate	256%	446%	474%	366%	158%

The accompanying notes are an integral part of these financial statements.

18

PIA Funds
SHORT-TERM SECURITIES FUND
Financial Highlights

	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$10.11	$10.12	$10.06	$10.02	$9.97

Income From Investment Operations:
Net investment income	0.05	0.07	0.18	0.36	0.46
Net realized and unrealized gain on investments	(0.00)*	0.00 *	0.06	0.04	0.06
Total from investment operations	0.05	0.07	0.24	0.40	0.52

Less Distributions:
Distributions from net investment income	(0.06)	(0.08)	(0.18)	(0.36)	(0.47)
Total distributions	(0.06)	(0.08)	(0.18)	(0.36)	(0.47)

Net asset value, end of year	$10.10	$10.11	$10.12	$10.06	$10.02

Total Return	0.47%	0.72%	2.45%	4.05%	5.40%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$171,508	$154,948	$158,124	$65,304	$53,836
Ratio of expenses to average net assets:
Net of fee waivers and reimbursements	0.35%	0.35%	0.35%	0.35%	0.35%
Before fee waivers and reimbursements	0.39%	0.40%	0.39%	0.49%	0.59%
Ratio of net investment income to average net assets:
Net of fee waivers and reimbursements	0.51%	0.67%	1.58%	3.56%	4.64%
Before fee waivers and reimbursements	0.47%	0.62%	1.54%	3.42%	4.40%
Portfolio turnover rate	11%	59%	52%	47%	55%

*	Amount is less than $0.01.
The accompanying notes are an integral part of these financial statements.

19

PIA Funds
Notes to Financial Statements – November 30, 2011

Note 1 – Organization
The PIA Moderate Duration Bond Fund and the PIA Short-Term Securities Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the PIA Moderate Duration Bond Fund (the “Moderate Duration Fund”) is to seek to maximize total return through investing in bonds while minimizing risk as compared to the market.  The Moderate Duration Fund is a non-diversified fund.  The investment objective of the PIA Short-Term Securities Fund (the “Short-Term Fund”) is to seek a high level of current income, consistent with low volatility of principal through investing in short-term investment grade debt securities.  The Moderate Duration Fund and the Short-Term Fund commenced operations on September 1, 1998 and April 22, 1994, respectively.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Funds on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations.  The Funds are required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Funds’ net asset values if the Funds make such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Funds may also enter into dollar rolls in which the Funds sell securities purchased on a forward-commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Funds to “rollover” their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008 – 2010, or expected to be taken in the Funds’ 2011 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

20

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

Expenses – Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective security.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, monthly and net realized gains, if any, annually.  The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2011, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Gain/(Loss)	Capital
Moderate Duration Fund	$112,082	$(112,082)	$ —
Short-Term Fund	76,556	446,774	(523,330)

The permanent differences primarily relate to paydown and swap contract adjustments.

Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds expect the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Events Subsequent to the Fiscal Year End –  In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

Regulated Investment Company Modernization Act –  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act modernizes several

21

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return.

Note 3 – Securities Valuation
The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.  The Funds’ investments are carried at fair value.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

22

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

U.S. Government Securities – U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are typically categorized in level 2 of the fair value hierarchy.

U.S. Government Agency Securities – U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.  Credit default swaps are valued daily based upon quotations from market makers and are typically categorized in level 2 of the fair value hierarchy.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the 30-, 60-, 90-, 180-, and 360-day forward rates provided by an independent pricing service.

Short-Term Securities – Short-term securities which mature in 60 days or less are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).  Short-term investments which mature after 60 days are valued at market.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Each Fund intends to hold no more than 15% of its net assets in illiquid securities.

23

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees.  As of November 30, 2011, Pacific Income Advisers, Inc., the adviser, has determined that the Rule 144A securities held by the Moderate Duration Fund are considered liquid.  The Short-Term Fund did not hold Rule 144A securities at November 30, 2011.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2011:

Moderate Duration Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$13,240,856	$—	$13,240,856
Sovereign Bonds	—	935,121	—	935,121
Mortgage-Backed Securities	—	18,366,375	—	18,366,375
U.S. Government Agencies
and Instrumentalities	—	15,313,523	—	15,313,523
Open-End Funds	1,258,694	—	—	1,258,694
Total Fixed Income	1,258,694	47,855,875	—	49,114,569
Short-Term Investments	1,005,542	—	—	1,005,542
Total Investments	$2,264,236	$47,855,875	$—	$50,120,111
Other Financial Investments*	$—	$11,218	$—	$11,218

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, and include forward contracts, which are valued at the unrealized appreciation on the instruments.

24

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

Short-Term Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$16,304,677	$—	$16,304,677
Mortgage-Backed Securities	—	19,923,972	—	19,923,972
U.S. Government Agencies
and Instrumentalities	—	132,564,269	—	132,564,269
Total Fixed Income	—	168,792,918	—	168,792,918
Short-Term Investments	772,486	—	—	772,486
Total Investments	$772,486	$168,792,918	$—	$169,565,404

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at November 30, 2011, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the year ended November 30, 2011.

New Accounting Pronouncement – On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Funds are evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates
The Funds have investment advisory agreements with Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, PIA is entitled to a fee, computed daily and payable monthly.  The Moderate Duration Fund and the Short-Term Fund pay fees calculated at an annual rate of 0.30% and 0.20%, respectively, based upon the average daily net assets of each Fund.  For the year ended November 30, 2011, the Moderate Duration Fund and the Short-Term Fund incurred $155,753 and $305,778 in advisory fees, respectively.

The Funds are responsible for their own operating expenses.  Effective March 30, 2011, the Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Moderate Duration Fund’s and the Short-Term Fund’s aggregate annual operating expenses to 0.50% and 0.35% of

25

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

average daily net assets, respectively.  The Adviser will continue the expense waiver and/or reimbursement through at least March 30, 2012.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund’s expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made since March 30, 2011.  The Adviser may not recoup expense waivers and/or reimbursements made prior to March 30, 2011.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended November 30, 2011, the Adviser reduced its fees and/or absorbed Fund expenses in the amount of $149,190 and $65,238 for the Moderate Duration Fund and the Short-Term Fund, respectively.  Of these amounts, $99,631 and $45,518 for the Moderate Duration Fund and the Short-Term Fund, respectively, are subject to recoupment by the Adviser and will expire in 2014.

U.S. Bancorp Fund Services, LLC (the “Administrator” or “Transfer Agent”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year ended November 30, 2011, the Moderate Duration Fund and the Short-Term Fund incurred $35,287 and $44,484 in administration fees, respectively.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  For the year ended November 30, 2011, the Moderate Duration Fund and the Short-Term Fund incurred $41,610 and $59,740 in fund accounting fees, respectively, and $32,863 and $57,026 in transfer agent fees (excluding transfer agency out-of-pocket expenses), respectively.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.  For the year ended November 30, 2011, the Moderate Duration Fund and the Short-Term Fund incurred $9,599 and $17,272 in custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the year ended November 30, 2011, the Moderate Duration Fund and the Short-Term Fund were allocated $3,148 and $4,798 of the Chief Compliance Officer fee, respectively.

Note 5 – Distribution Agreement and Plan
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Moderate Duration Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.10% of the Fund’s average daily net assets.  The Short-Term Fund did not accrue 12b-1 fees during the year ended November 30, 2011.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  Payments made pursuant to the Plan will represent compensation for distribution

26

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2011, the Moderate Duration Fund paid the Distributor $51,917.

Note 6 – Purchases and Sales of Securities
For the year ended November 30, 2011, the cost of purchases and the proceeds from sales of securities (excluding short-term securities and U.S. government obligations) were $45,418,076 and $46,659,341, respectively, for the Moderate Duration Fund and $25,480,269 and $7,606,769, respectively, for the Short-Term Fund.  Purchases and sales of U.S. government obligations for the year ended November 30, 2011 were $76,059,397 and $75,667,072, respectively, for the Moderate Duration Fund and $20,678,435 and $3,000,000, respectively, for the Short-Term Fund.

Note 7 – Derivative Instruments
The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended November 30, 2011, the Short-Term Fund did not hold any derivative instruments.

The Funds are subject to credit risk in the normal course of pursuing their investment objectives.  The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its exposure to other risks, such as interest rate risks or as a substitute for taking a position in certain types of bonds.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as a payment default or bankruptcy.  Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs.  Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and swap’s notional amount is recorded as realized gain or loss on swap contracts in the statement of operations.  The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The Moderate Duration Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions.  The aggregate principal amount of the contracts is not recorded because the Fund intends to settle the contracts prior to delivery.  All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently.  The Fund realizes gains or losses at the time the forward contracts are extinguished.  Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount

27

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

reflected in the Fund’s statement of assets and liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.  In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

In order to protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each Fund may enter into futures contracts.  Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. government securities.  The margin required for a futures contract is set by the exchange on which the contract is traded.  Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains and losses until the contract is closed.  When the contract is closed, the Fund records a realized gain and loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities.  Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.  Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.  These contracts involve market risk in excess of the amount reflected in the Funds’ statements of assets and liabilities.  Unrealized gains and losses on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains and losses for federal income tax purposes.

With futures, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Moderate Duration Fund
As of November 30, 2011, the location of derivatives in the statements of assets and liabilities and the value of the derivative instruments categorized by risk exposure are as follows:

Derivative Type	Statements of Assets and Liabilities Location	Fair Value of Derivative
Foreign exchange
contracts	Assets	$11,218

The effect of derivative instruments on the statements of operations for the year ended November 30, 2011 is as follows:

Derivative Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Value
Credit contracts	Net realized gain on swap contracts	$26,691
Foreign exchange
contracts	Net realized gain on forward currency contracts	52,035
Interest rate contracts	Net realized loss on futures contracts	(189,408)
Foreign exchange
contracts	Change in unrealized appreciation on forward contracts	11,218

For the year ended November 30, 2011, the monthly average gross notional amount of the derivatives held in the Moderate Duration Fund was as follows:

28

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

Non-Deliverable Currency
Credit Default	Forwards	Forwards	Interest Rate
Index Swaps	Long	Short	Futures
$3,691,667	$360,134	$(355,934)	$572,402

Note 8 – Investments in Affiliates
The Moderate Duration Fund invests in the PIA BBB Bond Fund, an open-end investment company managed by the Adviser.  The PIA BBB Bond Fund does not charge an investment advisory fee and has an expense cap of 0.0%.

The aggregate market value of the PIA BBB Bond Fund holding in the Moderate Duration Fund as of November 30, 2011 amounted to $1,258,694 representing 2.5% of net assets. Transactions during the year ended November 30, 2011 of the PIA BBB Bond Fund are as follows:

Beginning shares	233,740
Beginning cost	$2,300,000
Purchase cost	2,700,000
Sales cost	(3,737,597)
Ending cost	$1,262,403
Ending shares	123,644
Dividend income	$149,657
Net realized gain	$162,403

Note 9 – Lines of Credit
The Moderate Duration Fund and the Short-Term Fund have lines of credit in the amount of $7,590,000 and $24,200,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  The Funds did not draw upon their lines of credit during the year ended November 30, 2011.

Note 10 – Federal Income Tax Information
Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of paydowns and swap contracts.

The tax character of distributions paid during the year ended November 30, 2011 and the year ended November 30, 2010 was as follows:

	Moderate Duration Fund		Short-Term Fund
	Nov. 30, 2011	Nov. 30, 2010	Nov. 30, 2011	Nov. 30, 2010
Ordinary income	$1,595,436	$991,715	$873,127	$1,287,248
Long-term capital gains	261,745	—	—	—

Ordinary income distributions may include dividends paid from short-term capital gains.

29

PIA Funds
Notes to Financial Statements – November 30, 2011 (continued)

As of November 30, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Moderate Duration Fund	Short-Term Fund

Cost of investments (a)	$48,893,492	$168,567,975
Gross unrealized appreciation	1,600,922	1,028,013
Gross unrealized depreciation	(374,303)	(30,584)
Net unrealized appreciation	1,226,619	997,429
Net unrealized depreciation foreign currency	(1,779)	—
Undistributed ordinary income	47,567	11,417
Undistributed long-term capital gains	448,869	—
Total distributable earnings	496,436	11,417
Other accumulated gains/(losses)	—	(936,461)
Total accumulated earnings/(losses)	$1,721,276	$72,385

(a)  The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to wash sales.

The Moderate Duration Fund utilized capital loss carryforwards of $851,953 during the fiscal year ended November 30, 2011.  The Short-Term Fund had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

	2012	2013	2014	2015	2017	2018	2019	Total
Short-Term Fund	$326,612	$183,103	$218,276	$43,801	$45,313	$56,182	$63,174	$936,461

Note 11 – Other Tax Information (Unaudited)
For the year ended November 30, 2011, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds.  For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2011 is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Moderate Duration Fund designated 13.18% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

30

PIA Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
PIA Moderate Duration Bond Fund
PIA Short-Term Securities Fund

We have audited the accompanying statements of assets and liabilities of PIA Moderate Duration Bond Fund and PIA Short-Term Securities Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIA Moderate Duration Bond Fund and PIA Short-Term Securities Fund, as of November 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2012

31

PIA Funds
Notice to Shareholders – November 30, 2011
(Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2011
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available by calling 1-800-251-1970.

32

PIA Funds
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
			Principal	in Fund	Other
		Term of Office	Occupation	Complex	Directorships
Name, Address	Position Held	and Length of	During Past	Overseen by	Held During
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Past Five Years

Independent Trustees(1)

Sallie P. Diederich	Trustee	Indefinite term	Independent Mutual Fund	6	Trustee,
(age 61)		since	Consultant, (1995 to present);		Advisors Series
615 E. Michigan Street		January 2011.	Corporate Controller,		Trust (for series
Milwaukee, WI 53202			Transamerica Fund Management		not affiliated
			Company (1994 to 1995);		with the Funds).
Senior Vice President,
Putnam Investments (1992
to 1993); Vice President
and Controller, American
Capital Mutual Funds
(1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite term	Retired; former Financial	6	Trustee,
(age 75)		since	Consultant and former		Advisors Series
615 E. Michigan Street		February 1997.	Executive Vice President and		Trust (for series
Milwaukee, WI 53202			Chief Operating Officer of ICI		not affiliated
			Mutual Insurance Company		with the Funds);
			(until January 1997).		Trustee, The
Forward Funds
(36 portfolios).

George J. Rebhan	Trustee	Indefinite term	Retired; formerly President,	6	Trustee,
(age 77)		since	Hotchkis and Wiley Funds		Advisors Series
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

33

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Number of
Portfolios
			Principal	in Fund	Other
		Term of Office	Occupation	Complex	Directorships
Name, Address	Position Held	and Length of	During Past	Overseen by	Held During
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Past Five Years

George T. Wofford	Trustee	Indefinite term	Retired; formerly Senior Vice	6	Trustee,
(age 72)		since	President, Federal Home Loan		Advisors Series
615 E. Michigan Street		February 1997.	Bank of San Francisco.		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds).
Interested Trustee
Joe D. Redwine(3)	Interested	Indefinite term	President, CEO, U.S. Bancorp	6	Trustee,
(age 64)	Trustee	since	Fund Services, LLC		Advisors Series
615 E. Michigan Street		September 2008.	(May 1991 to present).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds).

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund Services, LLC
(age 64)	Chief Executive	since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Senior Vice President, Compliance and Administration,
(age 44)	Principal	since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer

Cheryl L. King	Treasurer and	Indefinite term	Vice President, Compliance and Administration,
(age 50)	Principal	since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer

Michael L. Ceccato	Vice President,	Indefinite term	Vice President, U.S. Bancorp Fund Services, LLC
(age 54)	Chief	since	(February 2008 to present); General Counsel/Controller,
615 E. Michigan Street	Compliance	September 2009.	Steinhafels, Inc. (September 1995 to February 2008).
Milwaukee, WI 53202	Officer and
AML Officer

34

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Senior Vice President and Counsel, U.S. Bancorp Fund Services,
(age 46)		since	LLC (May 2006 to present); Senior Counsel, Wells Fargo Funds
615 E. Michigan Street		June 2007.	Management, LLC (May 2005 to May 2006); Senior Counsel,
Milwaukee, WI 53202			Strong Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds and the PIA BBB Bond Fund, the PIA High Yield Fund, the PIA High Yield (MACS) Fund, and the PIA MBS Bond Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

35

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA  90401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$69,200	$55,600
Audit-Related Fees	N/A	N/A
Tax Fees	$14,500	$11,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
Douglas G. Hess, President

Date  2/2/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date  2/2/12

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date 2/2/12

* Print the name and title of each signing officer under his or her signature.